                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (this "Agreement") is executed as of the 11th day of June, 1999, by and among Webstakes.com, Inc., a Delaware corporation ("Webstakes," the "Company" or the "Seller"), and the parties listed on Exhibit A (each, a "Purchaser" and collectively, the "Purchasers").

                                   BACKGROUND:

      WHEREAS, Webstakes has amended its Certificate of Incorporation pursuant to the Certificate of Amendment attached hereto as Exhibit B (the "Certificate of Amendment"), which amendment created a new series of preferred stock, Class B Convertible Redeemable Preferred Stock (the "Class B Preferred Stock");

      WHEREAS, the Purchasers desire to purchase from the Company 6,666,667 shares of Class B Preferred Stock with the rights, preferences and powers as set forth in the Certificate of Amendment;

      WHEREAS, the Purchasers and the Seller will enter into a registration rights agreement (the "Registration Rights Agreement") and a shareholders' agreement (the "Shareholders' Agreement") in connection with this transaction (together with all other documents and instruments to be executed or delivered in connection with this Agreement, including but not limited to the Exhibits attached hereto and the transactions contemplated hereby and thereby, the "Transaction Documents").

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties agree as follows:

                                   AGREEMENTS:

1. Agreement to Sell and Buy.

      1.1 Purchase and Sale of Shares. The Company agrees to sell to the Purchasers and the Purchasers agree to buy from the Company the number of shares of Class B Preferred Stock indicated opposite each Purchaser's name on Exhibit A (collectively, the "Shares").

      1.2 Purchase Price. The consideration to be paid for each of the Shares is $6.00 per share or a total of $40,000,002 in immediately available funds at the closing of the purchase and sale (the "Transaction"). Of this amount, $24,000,000 shall be wired at the direction of, and on behalf of, the Company, directly to the account of Stone Investments, Inc. ("Stone") to satisfy the obligation of the Company to repurchase shares owned by Stone pursuant to the Purchase Agreement attached hereto as Exhibit E.

2. The Closing. The completion of the purchase and sale (the "Closing") will be held at 10:00 a.m. on June 11, 1999; provided, however, that if any of the conditions specified in Sections 5 and 6 are not met by such date, the Closing will be held at 10:00 a.m. on the second Business Day following satisfaction of the last of such conditions to be met. The date on which the Closing is actually held is called the "Closing Date". A "Business Day" is a day other than a Saturday, Sunday, or other day on which national banks in the State of New York are permitted to be closed.

3. Representations and Warranties

The Company hereby represents and warrants to the Purchasers as follows:

      3.1 Organization, Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which its property is owned, leased or operated or the nature of its business makes such qualification necessary. A true and correct copy of the Certificate of Amendment is attached hereto as Exhibit B, and a true and correct copy of the Company's bylaws (the "Bylaws") is attached hereto as Exhibit C, which in each case shall be in full force and effect as of the Closing Date. Such copies contain all amendments through the Closing Date.

      3.2 Authority. The Company has the capacity, authority and power to execute, deliver and perform this Agreement and the Transaction Documents and to consummate the transactions contemplated hereby and thereby. The Company and its Board of Directors has duly authorized the execution, delivery and performance of this Agreement, including, without limitation, the sale of the Shares in accordance with the terms and conditions set forth herein. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

      3.3 Capitalization. All of the shares of capital stock of the Company are owned of record and beneficially by the persons and in the amounts set forth on
Schedule 3.3 attached hereto, and to the best knowledge of the Company, are free and clear of all mortgages, pledges, security interests, assignments, claims, liens or other encumbrances (collectively, a "Lien" or the "Liens"). Immediately prior to the Closing, the authorized and issued capital of the Company consisted of 50,000,000 shares of common stock ("Common Stock") authorized, of which 5,714,184 shares are issued and outstanding and 661,735 shares are reserved for issuance upon exercise of outstanding options and warrants; 50,000 shares of Class A Convertible Redeemable Preferred Stock, par value $100 per share (the "Class A Preferred Stock"), of which 50,000 shares were issued and outstanding and all of which have been repurchased by the Company and cancelled simultaneous with the sale of the Class B shares hereunder; 6,700,000 shares of Class B Preferred Stock, of which no shares are issued and outstanding (other than as offered to the Purchasers pursuant to this Agreement); and 1,000,000 shares of Class C Preferred Stock, $.01 par value, of which no shares are issued and outstanding. Except as set forth in the immediately preceding sentence and on
Schedule 3.3, the Company does not have any (i) issued or outstanding (A) shares of capital stock or issued share capital of the Company, or (B) securities convertible into or exchangeable or exercisable for, or any options, warrants, calls, puts, subscriptions or other rights (preemptive or otherwise) to acquire, directly or indirectly, any shares of capital stock of the Company, (ii) agreements or contractual commitments, whether written or oral, relating to the Company's capital stock or obligating the Company to issue, sell, repurchase, redeem or otherwise acquire any shares of the Company's capital stock or any such securities, options, warrants, calls, puts, subscriptions or other rights,
(iii) Liens relating to any of the Company's capital stock, (iv) rights or contractual commitments (whether written or oral) that give any person or entity other than the Company any right to reserve or exercise any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of the Company or (v) rights or contractual commitments (whether written or oral) to provide funds to or make any investment in any other person or entity. All of the issued and outstanding shares of the Company's Common Stock and Class A Preferred Stock are duly authorized, validly issued, fully paid and nonassessable.

      3.4 Subsidiaries. Except as described on Schedule 3.4, the Company does not presently own, have any investment or interest in, or control, directly or indirectly, any subsidiaries, associations, or other business entities. The Company is not a participant in any joint venture, partnership, limited liability company or similar enterprise.

      3.5 Validity of Class B Preferred Stock and Common Stock. The Class B Preferred Stock when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, shall be duly and validly issued (including, without limitation, compliance with applicable federal and state securities laws), fully-paid and non-assessable, free and clear of all Liens. The shares of Common Stock issuable upon conversion of the Class B Preferred Stock (the "Conversion Shares") upon issuance in accordance with the Certificate of Amendment shall be duly and validly issued (including, without limitation, issued in compliance with all applicable federal and state securities laws), fully paid and non-assessable, free and clear of all Liens.

      3.6 Consents and Approvals; No Violation. Neither the execution and delivery of this Agreement or the Transaction Documents, the consummation of the transactions contemplated hereby or thereby nor compliance by the Company with any of the provisions hereof or thereof will (i) conflict with or result in a breach of the charter, bylaws or other constitutive documents of the Company,
(ii) conflict with or result (with or without notice or lapse of time or both) in a default (or give rise to any right of reimbursement, termination, cancellation, modification or acceleration) under any of the provisions of any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement or other instrument or obligation to which the Company is a party, or by which the Company or the properties or assets of the Company may be bound or affected, except for such conflict, breach or default as to which requisite waivers or consents are described in Schedule 3.6 and are required to be obtained prior to Closing, (iii) violate any law, statute, rule or regulation or order, writ, injunction, judgment or decree (each, an "order") applicable to the Company or the properties or assets of the Company, (iv) result in the creation or imposition of any Lien upon any property or assets used or held in connection with the business of the Company or (v) result in a change of control, assignment or similar event which would conflict with or result in termination, acceleration of obligations, imposition of additional obligations or loss of rights or the breach of the Company's charter, bylaws or other constitutive documents, any contract, license, lease, note, bond, mortgage, indenture, agreement, investment or arrangement of any kind. Except as set forth in
Schedule 3.6, no consent or approval by, or any notification of or filing with, or other action of any person or entity (governmental or private) is required in connection with the execution, delivery and performance by the Company of this Agreement or any Transaction Document. There is no proceeding (as defined in Section 3.16) pending or, to the knowledge of the Company, threatened against the Company or any of its respective assets or properties that seeks to prevent the consummation of the transactions contemplated herein or in any Transaction Document.

      3.7 Books and Records. The minute books and other similar records of the Company made available to the Purchasers prior to the execution of this Agreement contain a true, correct and complete record of all actions taken at all meetings and by all written consents in lieu of meetings of the stockholders, the board of directors and committees of the board of directors of the Company. The stock transfer ledger and other similar records of the Company made available to the Purchasers prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the capital stock of the Company. "Books and Records" means, collectively, all files, documents, instruments, papers, books and records relating to the business or the condition of the Company, including financial statements, tax returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, corporate seals, stock transfer ledgers, contracts, licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

      3.8 Financial Statements; Certain Financial Information.

            (a) The Company has previously delivered to the Purchasers true and complete copies of the following financial statements: (i) the unaudited balance sheet of the Company as of March 31, 1999 and the related statement of income of the Company for the three-month period then ended (such balance sheet as of March 31, 1999 is referred to herein as the "March 31, 1999 Balance Sheet") and
(ii) the audited balance sheets of the Company as of December 31, 1998 and the related statements of income, stockholders' equity and cash flows of the Company for the 12 months ended December 31, 1998, reviewed by PricewaterhouseCoopers LLC (such financial statements described in clauses (i) and (ii) collectively, the "Financial Statements"). Each balance sheet included in the Financial Statements is true, complete and correct and presents fairly the financial position of the Company as of the respective date of such balance sheets and each of the statements of income, retained earnings, and cash flows included in the Financial Statements is true, complete and correct and presents fairly the results of operations and cash flows of the Company for the periods set forth therein, in each case in accordance with generally accepted accounting principles ("GAAP"), except as otherwise noted therein, and in each case were compiled from the Books and Records regularly maintained by management and used to prepare financial statements of the Company in accordance with the principles stated therein. The Company has maintained the Books and Records in a manner sufficient to permit the preparation of financial statements in accordance with GAAP. The Books and Records fairly reflect the income, expenses, assets and liabilities of the Company and provide a fair and accurate basis for the preparation of the Financial Statements.

            (b) There were no liabilities or obligations of any nature (whether known or unknown, absolute, accrued, fixed, contingent, liquidated, unliquidated or otherwise, and whether due or to become due) which were required to be, in accordance with GAAP, and were not shown or provided for on the balance sheets of the Company included in the Financial Statements to which such liabilities or obligations related. All reserves established by the Company are reflected on the March 31, 1999 Balance Sheet and are adequate and are stated in accordance with GAAP. There are no loss contingencies that are required to be accrued by Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for on such balance sheets.

      3.9 Absence of Undisclosed Liabilities. Except as disclosed on Schedule 3.9, the Company does not, and as a result of the transactions contemplated herein will not, have any indebtedness, liabilities or obligations of any nature (whether known or unknown, absolute, accrued, fixed, contingent liquidated, unliquidated or otherwise, and whether due or to become due), except for the indebtedness, liabilities and obligations (i) reflected on the March 31, 1999

Balance Sheet (including the notes thereto); (ii) incurred in the ordinary course of business consistent with past practice since the date of the March 31, 1999 Balance Sheet and which do not exceed, in the aggregate, $200,000; and
(iii) pursuant to any contract set forth in Schedule 3.9 and not required to be set forth on the March 31, 1999 Balance Sheet (including the notes thereto) in accordance with GAAP.

      3.10 Changes. Except as set forth in the schedules corresponding to the subparts of this Section 3.10 or the draft registration statement attached hereto as Exhibit D (the "Registration Statement"), since the date of the Financial Statements, the Company has not:

            (a) made any material change in its business or operations or in the manner of conducting its business;

            (b) suffered any event, violation or other matter that would have a material adverse effect on the business, condition, assets, liabilities, operations, financial condition, properties or prospects of the Company (a "Material Adverse Effect"), and no fact or condition exists or is contemplated or threatened that to the knowledge of the Company, might reasonably be expected to cause a Material Adverse Effect in the future;

            (c) suffered any material casualty loss (whether or not insured) or condemnation or other taking;

            (d) entered into any employment or consulting contract or commitment (whether oral or written) or compensation arrangement or employee benefit plan, or changed or committed to change (including any change pursuant to any bonus, pension, profit-sharing or other plan, commitment, policy or arrangement) the compensation payable or to become payable to any of its officers, directors, employees, agents or consultants, or made any pension, retirement, profit-sharing, bonus or other employee welfare or benefit payment or contribution with a total value with respect to any one employee in excess of $100,000;

            (e) declared, paid or made, or set aside for payment or making, any dividend or other distribution in respect of its common stock or other capital stock or securities, or directly or indirectly redeemed, purchased or otherwise acquired any of its common stock or other capital stock or securities or subdivided or in any way, or changed any of the terms or provisions of its common stock or other capital stock or securities (other than as contemplated by this Agreement);

            (f) paid (except for business payables incurred and paid in the ordinary course of business consistent with past practice), loaned or advanced any amount to or in respect of, or sold, transferred or leased any property or assets (real, personal or mixed, tangible or intangible) to, or entered into, amended or waived any rights under any transactions, agreements or arrangements with or for the benefit of, any shareholder or any of their respective affiliates, associates or family members of any shareholder or any of the Company's officers or directors or any affiliate or associate of its officers or directors;

            (g) made or proposed any change in any accounting or tax principles, practices or methods, including its accounts payable or accounts receivable practices and terms (including reserves), except for such changes which are both required by GAAP or by law and set forth in Schedule 3.10;

            (h) incurred any liability (whether known or unknown, absolute, accrued, fixed, contingent, liquidated, unliquidated or otherwise, and whether due or to become due), except for current liabilities reflected on the March 31, 1999 Balance Sheet or incurred after the date of the March 31, 1999 Balance Sheet in the ordinary course of business consistent with past practice and not exceeding $100,000 in the aggregate;

            (i) canceled or waived rights with respect to any debts or other obligations owed to or claims held by the Company (including the settlement of any claims or litigation or other proceeding);

            (j) accelerated or delayed collection of notes or accounts receivable generated by the business in advance of or beyond their regular due dates or the dates when the same otherwise would have been collected ;

            (k) terminated or amended or suffered the termination or amendment of any contract pursuant to which the Company would receive from any Person or pay to any Person more than $100,000 in any calendar year or disposed of or permitted to lapse any item of Company Intellectual Property Rights (as hereinafter defined);

            (l) made any capital expenditures or commitments for additions to property, plant or equipment constituting capital assets, except as reflected on the March 31, 1999 Balance Sheet;

            (m) incurred any indebtedness, other than in the ordinary course of business consistent with the past practices; or

            (n) agreed, whether in writing or otherwise, to take any action described in this Section 3.10 or any action which, if taken after the date of this Agreement, would constitute a breach under this Agreement.

      3.11 Real Property. The Company has never owned, nor will own as of the Closing Date, any real property or any option to acquire any real property.

      3.12 Leases. All leases of real property as to which the Company is the lessee or sublessee (the "Leased Real Property"), or personal property as to which the Company is the lessee or sublessee, have been provided to the Purchasers and all such leases are in full force and effect, are enforceable against the Company and the other parties thereto and have not been modified or amended. There exists no default by the Company under any of such leases or, to the knowledge of the Company, by any other party thereto, nor any event which, with the giving of notice or the passage of time or both, would constitute an event of default by the Company or any other party thereunder.

      3.13 Title to Assets. The Company has good, valid and marketable title to all of the assets shown on the March 31, 1999 Balance Sheet or acquired since the date of the March 31, 1999 Balance Sheet except for assets sold in the ordinary course of business consistent with past practice since the date of the March 31, 1999 Balance Sheet not exceeding in the aggregate $100,000. Except as set forth in Schedule 3.13, such assets are free and clear of any Lien.

      3.14 Intellectual Property Rights

            (a) To the knowledge of the Company after due inquiry: (i) the Company owns or has sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted ("Company Intellectual Property Rights"), and (ii) the operation of its business does not, and would not, conflict with or constitute an infringement of any intellectual property or proprietary rights of any third party.

            (b) There are no outstanding options, licenses or agreements of any kind relating to the matters listed in subsection 3.14(a), nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

            (c) The Company has not received any notice or other communications alleging and has no reason to believe that the Company has violated or infringed upon or, by conducting its business as proposed, would violate or infringe upon any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or any proprietary rights of any other person or entity.

            (d) The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted.

            (e) Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.

            (f) The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

      3.15 Contracts. The Company is not in default under any agreement (whether written or oral) or instrument to which it is a party (a "Contract") and there has been no event that with the giving of notice or the passage of time, or both, would constitute such a default or, to the knowledge of the Company, any default, or event that with the giving of notice, the passage of time or both, would constitute such a default, by any other party thereto, existing with respect to any such Contract except for such defaults which, in the aggregate, would result in loss or liability to the Company of no more than $5,000, and the Company has not received notice that any party to any such Contract intends to terminate, amend, not renew or cancel any such Contract. Each of the Contracts is in full force and effect and constitutes a legal, valid and binding obligation of the Company and the other parties thereto, enforceable in accordance with its terms. All material Contracts have been previously furnished to the Purchasers and are adequately described in, and will be filed as exhibits to, the Registration Statement.

      3.16 Litigation. There are no, nor have there been for the five years prior to the date of this Agreement any, (i) investigations pending or, to the knowledge of the Company, threatened, affecting or potentially affecting the Company or the business of the Company, (ii) actions, causes of action, claims, suits, proceedings, arbitrations, mediations or other alternative dispute resolution procedures, orders, writs, injunctions or decrees (each, a "proceeding") entered against, involving, pending or, to the knowledge of the Company, threatened against the Company or any stockholder, in each case affecting or potentially affecting the operations of the Company, the business, assets, properties or prospects of the Company at law or in equity, or before or by any governmental entity, and (iii) existing or prior facts, circumstances or conditions that could form the basis for a proceeding against the Company or any stockholder that would affect or potentially affect the operations of the Company, or the business, assets, properties or prospects of the Company. Neither the Company nor any stockholder of the Company is in default with respect to any order of any governmental entity.

      3.17 Insurance. All insurance policies are in full force and effect and no notice of cancellation or termination has been received by the Company with respect to any such policy. All such policies are sufficient for compliance with all requirements of law and of all Contracts to which the Company is a party or otherwise bound and are valid, outstanding, enforceable and, to the knowledge of the Company, collectible policies. The Company believes that its insurance coverage is adequate in relation to its current and anticipated business. The Company is not aware of any pending or threatened claims against the Company for personal injury, product liability or property damage.

      3.18 Employee Benefit Plan. With respect to any employee benefit plan and any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, stock appreciation right, retirement, vacation, severance, disability, death benefit hospitalization, medical, worker's compensation, disability, supplementary unemployment benefits, or other plan, arrangement or understanding (whether or not legally binding) or any employment agreement providing compensation or benefits to any employee, of the Company or any ERISA Affiliate who provides or provided services in respect of the business of the Company or any beneficiary thereof and entered into, maintained or contributed to, as the case may be, by the Company or any ERISA Affiliate (each, a "Plan" or collectively, the "Plans"), there are no proceedings (other than routine claims for benefits) pending, or, to the knowledge of the Company, threatened, with respect to any Plan or the assets of any Plan, and the Company does not have any knowledge of any facts which could give rise to any such actions, claims, lawsuits or arbitrations (other than routine claims for benefits). The Company has satisfied all funding, compliance and reporting requirements for all Plans. With respect to each Plan, the Company has paid all contributions (including employee salary reduction contributions) and all insurance premiums that have become due and any such expense accrued but not yet due has been properly reflected in the Financial Statements. Each Plan has been operated in accordance with its terms and complies with all applicable laws. "ERISA Affiliate" means (i) any corporation which at any time on or before the date hereof is or was a member of the same controlled group of corporations (within the meaning of section 414(b) of the Internal Revenue Code of 1986 as amended (the "Code")) as the Company; (ii) any partnership, trade or business (whether or not incorporated) which at any time on or before the date hereof is or was under common control (within the meaning of section 414(c) of the Code with the Company; and (iii) any entity which at any time on or before the date hereof is or was a member of the same affiliated service group (within the meaning of section 414(m) of the Code) as either the

Company, any corporation described in clause (i) or any partnership, trade or business described in clause (ii).

      3.19 Tax Matters. (a) All Federal, state, local and foreign tax returns and tax reports required to be filed on or prior to the date hereof by the Company have been or will be filed or a valid request for extension has been or will be filed with respect thereto, on a timely basis (including any extensions) with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed. All such returns and reports are and will be true, correct and complete in all material respects and disclose all taxes required to be paid by the Company. All Federal, state, local and foreign income, profits, franchise, sales, use, occupation, property, excise, employment and other taxes (including interest, penalties and withholdings of tax) due from and payable by the Company on or prior to the date hereof have been or will be fully paid on a timely basis or have been adequately reserved for on the March 31, 1999 Balance Sheet. The Company is not currently the beneficiary of any extension of time within which to file any tax return. There are no Liens for taxes upon the assets of the Company except for statutory liens for current taxes not yet due.

            (b) No issues have been raised with the Company or, to the best of the Company's knowledge, any stockholder by the IRS or any other taxing authority in connection with any tax return or report filed by the Company or any stockholder relating to the Company and there are no issues which, either individually or in the aggregate, could result in any liability for tax obligations of the Company or any stockholder relating to periods ending on or before December 31, 1998 in excess of the accrued liability for taxes shown on the March 31, 1999 Balance Sheet. No waivers of statutes of limitations have been given or requested with respect to the Company. The Company has not received notice that it may be subject to an audit by any Federal, State, local or foreign tax authority.

      3.20 Environmental Matters. (a) The operations of the Company comply with all applicable federal, state, local, and foreign laws, codes, regulations, requirements, directives, orders and common law, and all administrative or judicial interpretations thereof that may be enforced by any governmental entity, other Person or court, relating to pollution, the protection of human health, the protection of the environment or the emission, discharge, disposal, transportation, Release or threatened Release of materials in or into the environment, including the Occupational Safety and Health Act ("Environmental Laws"). "Release" means release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment or into or out of any property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Leased Real Property or other property. "Contaminant" means any pollutant contaminant, chemical or industrial, hazardous or toxic material or waste for which liability or standards of conduct are imposed under Environmental Laws, and includes asbestos or asbestos-containing materials, PCBs, and petroleum, oil or petroleum or oil products or derivatives.

            (b) The Company has obtained all environmental, health and safety governmental permits necessary for the operation of the business of the Company, and all such governmental permits are in full force and effect and will not be revoked, suspended or otherwise adversely affected by the consummation of the transactions contemplated hereby. The Company is in compliance with all terms and conditions of such governmental permits.

      3.21 Labor Relations; Employees. There is no labor strike, dispute, slowdown, stoppage or lockout pending, affecting, or, to the knowledge of the Company, threatened against the Company and during the last five years there has not been any such action and there are no existing or prior facts, circumstances or conditions that may lead to such an action. There are no union claims to represent the employees of the Company nor have there been any such claims within the last five years. There is no written or oral contract, commitment, agreement understanding or other arrangement with any labor organization or multi-employer or union benefit or pension fund, nor work rules or practices agreed to with any labor organization or employee association, applicable to employees of the Company, nor is the Company a party to or bound by any collective bargaining or similar agreement. The Company has not engaged in any unfair labor practices as defined in the National Labor Relations Act or other applicable law, ordinance or regulation and the Company is, and has for the past three years been, in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health. There is no unfair labor practice charge or complaint against the Company pending or, to the knowledge of the Company, threatened before the National Labor Relations Board or any similar state or foreign agency and there are no existing or prior facts, circumstances or conditions that could reasonably be expected to form the basis therefor. There is no grievance pending or, to the knowledge of the Company, threatened against the Company arising out of any collective bargaining agreement or other grievance procedure and there are no existing or prior facts, circumstances or conditions that could reasonably be expected to form the basis therefor. There are no charges with respect to or relating to the Company pending or, to the knowledge of the Company, threatened before the Equal Employment Opportunity Commission or any other governmental entity responsible for the prevention of unlawful employment practices and there are no existing or prior facts, circumstances or conditions that could reasonably be expected to form the basis therefor. The Company has not received notice of the intent of any governmental entity responsible for the enforcement of labor or employment laws to conduct an investigation with respect to or relating to the Company and, to the knowledge of the Company, no such investigation is in progress. No complaints, lawsuits or other proceedings are pending or, to the knowledge of the Company, threatened in any forum by or on behalf of any present or former employee of the Company, any applicant for employment or class of the foregoing alleging breach of any express or implied contract for employment, any law governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with any employment relationship.

      3.22 Compliance with Law. The Company has complied for the past five years and is presently complying with all applicable laws (whether statutory or otherwise), rules, regulations, orders, ordinances, judgments, decrees or other pronouncements having the effect of any of the foregoing, of all governmental entities having jurisdiction (collectively, "Laws"), including the Federal Occupational Safety and Health Act and all laws relating to the safe conduct of business and environmental protection and conservation, the Civil Rights Act of 1964 and any applicable health, sanitation, fire, safety, labor, zoning and building laws. The Company has not received written notification of any asserted present or past failure by the Company to so comply with the Laws and, to the knowledge of the Company, there are no existing or prior facts, circumstances or conditions that could form the basis for such notification or assertion. The representations of this Section 3.22 are intended to be in addition to and not as a qualification of any other Section in this Article III.

      3.23 Government Permits. The Company owns, holds or possesses all licenses, franchises, permits, privileges, immunities, approvals and other authorizations from all governmental entities which are necessary to entitle it to own or lease, operate and use its assets and to carry on and conduct the business of the Company substantially as currently conducted (herein collectively called "governmental permits"). Such governmental permits are in full force and effect, no violations are or have been recorded in respect thereof, no proceeding is pending or, to the knowledge of the Company, threatened, to revoke or limit any thereof or to affect the rights of the Company under any thereof, the Company is not aware of any such proceeding, and none of such governmental permits will be revoked, suspended or otherwise adversely affected by the consummation of the transactions contemplated hereby.

      3.24 Brokers or Finders. The Company will not have any obligation to pay any broker's, finder's, investment banker's, intermediary's, financial advisor's or similar fees in connection with this Agreement or the transactions contemplated herein.

      3.25 Disclosure. The representations and warranties by the Company in this Agreement and the Transaction Documents and the statements contained in any other schedules, certificates, documents, exhibits and agreements referred to herein or otherwise furnished or to be furnished by the Company to the Purchasers pursuant to this Agreement and the transactions contemplated hereby, including the Registration Statement, do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which such statements were made, not misleading.

      3.26 Year 2000 Compliance. The computer systems of the Company (including without limitation all software, hardware, workstations and related components, automated devices, embedded chips and other date sensitive equipment) are Year 2000 Compliant or will be Year 2000 Compliant by June 30, 1999. The term "Year 2000 Compliant" (and derivative forms thereof) as used herein means that the computer systems (1) are capable of recognizing, processing, managing, representing, interpreting and manipulating correctly date related data for dates earlier and later than January 1, 2000, including, but not limited to, calculating, comparing, sorting, storing, tagging and sequencing, without resulting in or causing logical or mathematical errors or inconsistencies in any user-interface functionalities or otherwise, including data input and retrieval, data storage, data fields, calculations, reports, processing, or any other input or output, (2) have the ability to provide date recognition for any data element without limitation (including, but not limited to, date-related data represented without a century designation, date-related data whose year is represented by only two digits and date fields assigned special values), (3) have the ability to automatically function into and beyond the year 2000 without human intervention and without any change in operations associated with the advent of the year 2000, (4) have the ability to correctly interpret data, dates and time into and beyond the year 2000, (5) have the ability not to produce noncompliance in existing information, nor otherwise corrupt such data into and beyond the year 2000, (6) have the ability to correctly process after January 1, 2000 data containing dates before that date, and (7) have the ability to recognize all "leap years," including February 29, 2000. The computer systems have the ability to properly interface and will continue to properly interface with internal and external applications and systems of third parties with whom the Company exchanges data electronically (including without limitation, customers, clients, suppliers, service providers, subcontractors, processors, converters, shippers, warehousemen, outsourcers, data processors, regulatory agencies and banks) whether or not they have achieved Year 2000 Compliance. The Company has inquired of all such third parties whose lack of Year 2000 Compliance could reasonably expect to have a material impact on the Company or its operations and all such third parties have represented that they are Year 2000 Compliant or will be Year 2000 Compliant by June 30, 1999.

      3.27 Registration Statement. The Registration Statement and any preliminary prospectus contained therein, at the time of filing thereof, will conform in all material respects to the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations promulgated thereunder (the "Rules and Regulations"). When the Registration Statement becomes effective (the "Effective Date") and at all times subsequent thereto and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the prospectus is filed with the Commission, (i) the Registration Statement and prospectus, and any amendments or supplements thereto, will contain all statements which are required to be stated therein by, and will comply in all material respects with the requirements of, the Securities Act and the Rules and Regulations and (ii) neither the Registration Statement nor the prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

      3.28 Foreign Corrupt Practices Act. The Company has not at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any foreign, United States or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States.

      3.29 No Failure to Fund. There have been no Failure to Fund or Events of Default as such terms are defined in the January 20, 1999 Stock Purchase Agreement between Webstakes and Stone.

      3.30 Stone Agreements. Except as set forth in Schedule 3.30 and as referenced in Sections 5(f), (h), (l) and (m), there are no contracts, agreements, understandings or arrangements, whether written or oral, of any kind or nature whatsoever, between the Company and Stone or any of Stone's principals, officers, directors, stockholders, employees or affiliates. With respect to those arrangements set forth on Schedule 3.30, such arrangements were negotiated at arms-length, are at least as favorable to the Company as could be obtained from unaffiliated parties and are terminable by the Company at will without resulting in a breach, default or violation of such arrangements.

      3.31 No Unpaid Dividends. With respect to the Class A Preferred Stock, there are no dividends owed or accrued thereunder.

4. Representations of the Purchasers. Each Purchaser hereby represents and warrants with respect to such Purchaser, the following:

            (a) The Purchaser is an entity validly existing and in good standing under the laws of its state of formation.

            (b) This Agreement has been duly authorized, executed, and delivered by the Purchaser and is a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law), including, without limitation, principles regarding good faith and fair dealing and rules of law governing the availability of equitable remedies.

            (c) The Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

            (d) The Purchaser understands that the Shares are "restricted" and have not been registered under the Securities Act or any blue sky or other state securities law or regulation (hereinafter collectively referred to as "blue sky laws") in reliance, in part, upon the representations, warranties, and covenants of the Purchaser contained herein. The Purchaser also understands that it cannot offer for sale, sell or transfer the Shares unless such offer, sale, or transfer of the Shares has been registered under the Securities Act and under any applicable blue sky laws or unless an exemption from such registration is available with respect to any such proposed offer, sale, or transfer. The Purchaser further understands that Webstakes is not under any obligation to register the Shares in the future (other than as provided in the Transaction Documents). The Purchaser understands that a restrictive legend may be placed on certificates representing any or all of the Shares and that transfer of any or all of the Shares may be refused by Webstakes or its transfer agent, if any, unless the Shares for which transfer is sought are registered under the Securities Act and all other applicable federal securities or blue sky laws and all rules and regulations under the Securities Act and such laws are satisfied or unless the Purchaser provides information satisfactory to Webstakes that such registration is not required.

            (e) The Purchaser understands that a significant portion of the proceeds received by the Company from the sale of the Shares hereunder will be used to repurchase shares of Common Stock and shares of Class A Preferred Stock from another shareholder and hereby consents to such use of proceeds.

            (f) The Purchaser is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act.

5. Purchasers' Conditions to Closing. The agreement of the Purchasers to proceed with the Transaction and the Closing are conditioned on the following:

            (a) Certificates representing the Shares are delivered to the Purchasers, free and clear of all liens, claims, and encumbrances other than those created by the Purchasers, imposed by applicable federal or state securities laws, or arising under the Shareholders' Agreement.

            (b) The representations and warranties of the Company made in this Agreement and in the Transaction Documents are true and correct in all material respects as of the Closing Date and the Company has performed all covenants and agreements and satisfied all conditions to be performed or satisfied at or prior to Closing.

            (c) All necessary approvals of the Board of Directors and stockholders of the Company and covenants and approvals of third parties have been obtained.

            (d) Steven Krein, Dan Feldman, Joe Lamport and Steve Sacks have executed the Shareholders' Agreement.

            (e) The Purchasers shall have received the opinion, in form and substance satisfactory to the Purchasers and counsel for the Purchasers, dated as of the Closing Date, of Reed Smith Shaw & McClay LLP, counsel to Webstakes.

            (f) The Stock Purchase Agreement between the Company and Stone in the form attached hereto as Exhibit E, shall have been executed and delivered by both parties and the agreements referenced therein to be terminated have, in fact, been terminated.

            (g) The filing of the Certificate of Amendment, in the form attached hereto as Exhibit B, in Delaware shall have occurred and proof of such filing shall have been delivered to the Purchasers.

            (h) The Release and Standstill Agreement, in the form attached hereto as Exhibit F, shall have been executed by Stone and its principals and affiliates thereof, and any Trust, including the trustees thereof, created to vote, dispose of or act as custodian or fiduciary for any securities of the Company beneficially owned by Stone and/or its principals and/or affiliates thereof, and certified copies thereof shall have been delivered to the Purchasers.

            (i) The Sponsorship Agreement between Excite, Inc. and the Company and the Services Agreement between MatchLogic, Inc. and the Company shall have been executed by the respective parties thereto.

            (j) The Registration Rights Agreement, in the form attached hereto as Exhibit G, shall have been executed by the Company and shall have been delivered to the Purchasers.

            (k) On or before the Closing Date, the Purchasers and counsel to the Purchasers, shall have received such further documents, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of Webstakes and any of its stockholders as they shall have heretofore reasonably requested.

            (l) Stone shall have consented to (i) the filing of the Certificate of Amendment attached as Exhibit B; and (ii) the issuance of the Class B Preferred Stock and the other transactions as contemplated by this Agreement and the Transaction Documents.

            (m) The resignation of Harry Carneal from the Board of Directors shall have been delivered.

6. Webstakes' Conditions to Closing. The agreement of Webstakes to proceed with the Transaction and the Closing are conditioned on the following:

            (a) The consideration specified in Section 1.2 has been (i) received by Reed Smith Shaw & McClay LLP, counsel to Webstakes, as escrow agent (the "Escrow Agent") pursuant to that certain escrow agreement by and among Webstakes, the Escrow Agent and the Purchasers named therein attached hereto as Exhibit H; such consideration has been (ii) disbursed to Webstakes and the other parties thereto in accordance with Section 2 of the Escrow Agreement; and (iii) those Purchasers who are not parties to the Escrow Agreement have generated wire transfers in the amount set forth opposite such Purchaser's name on Exhibit A hereto, except that Primus Capital Fund IV Limited Partnership and Primus Executive Fund Limited Partnership (together, "Primus") shall fund their respective portions of the consideration set forth on Exhibit A within 10 days of the date hereof. The obligation of Primus to fund hereunder shall be irrevocable upon the Closing.

            (b) The representations and warranties of the Purchasers made in this Agreement are true and correct in all material respects as of the Closing Date.

7. Agreements to Cause Conditions to be Met. Each of the parties agrees to use commercially reasonable best efforts to cause the conditions to the Closing to be met.

8. Covenants of the Company

      8.1 The proceeds from the issuance and sale of the Shares received by the Company will be used by the Company for the purchase of all outstanding shares of Common Stock and Class A Preferred Stock held by Stone with payment therefor as directed by the Company pursuant to Section 1.2 of this Agreement, working capital and other general corporate purposes, which may include, without limitation, one or more of the following as determined by the Company in its sole discretion: administration, marketing, obtaining capital and other equipment, and sales in accordance with the budgets and/or projections previously submitted to Purchasers.

      8.2 For a period of one (1) year following the Closing, the Company will not change the nature of its business activity if such change would render the Company "ineligible" as provided in Section 107.720 of Title 13 of the Federal Regulations.

      8.3 So long as Prospect Street Ventures, Inc. or any of its affiliates ("PSV") holds any Shares, the Company will at all times comply with the non-discrimination requirements of Sections 112, 113 and 117 of Title 13 of the Federal Regulations.

      8.4 So long as PSV holds any Shares, within sixty (60) days after the end of each fiscal year of the Company, and at such other times as PSV may reasonably request in writing to the Company, the Company will deliver to PSV such economic impact information as needed by PSV, in PSV's good faith judgment and as is consistent with the customary nature of similar reports required by law to be filed by PSV regarding the economic impact of PSV's financing of the Company in order to comply with Section 107.630(e) of Title 13 of the Federal Regulations, specifying the full-time equivalent jobs created or retained in connection with such investment, and the impact of such financing on the Company's business in terms of profits and with respect to taxes paid by the Company and its employees. The Company will promptly provide PSV upon a request in writing to the Company, specifying in such written request the nature of such required information in reasonable detail, such information as PSV reasonably requests, in order to permit PSV to comply with PSV's obligations under the Small Business Act and the regulations promulgated thereunder and related thereto. Any submission of financial information pursuant to this Section 8.4 shall be under cover of a certificate executed by the Company's President, Chief Executive Officer, Chief Financial Officer or Treasurer, certifying that such information (i) relates to the Company and (ii) to the Company's knowledge is accurate.

      8.5 The Company shall file the Registration Statement with the Securities and Exchange Commission, no later than 5:00 p.m. (EST) on the Closing Date and shall make application to the National Association of Securities Dealers, Inc. and any stock exchanges upon which the Company's securities will be listed or quoted promptly thereafter. The Company covenants and agrees that it will use its best efforts to cause the Registration Statement and any amendment thereof to become effective as promptly as possible. The Company will promptly prepare and file with the Commission any amendments or supplements to the Registration Statement or prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus is required to be delivered under the Securities Act, any event shall have occurred as a result of which the prospectus or any other prospectus relating to any securities of the Company as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      8.6 Director Designees; Observers. (a) The Company will, at the request of Purchasers holding a majority in interest of either the Class B Preferred Stock or the Common Stock into which it is converted, during the shorter of (i) the period that is five years from the date hereof or (ii) the period that is three years from the date of the consummation of an initial public offering of any securities of the Company (an "IPO"), appoint two designees of such Purchasers to the Board of Directors of the Company, and use its best efforts to nominate and cause to be elected and reelected to the Board of Directors of the Company such designees or any other designees of the Purchasers as they may direct from time to time during such three or five year period, as the case may be, including upon the existence of any vacancy created with respect to any such Purchaser designees or, at the request of Purchasers holding a majority in interest of either the Series A Preferred Stock or the Common Stock into which it is converted, to withdraw and substitute any Purchaser designee. The Company will give such designees notice of all meetings of the Board of Directors of the Company at the same time and in the same manner that directors are notified and will provide compensation to such designees as set forth for members of the Board of Directors of the Company generally or, if applicable, as set forth for independent members of the Board of Directors of the Company, and will reimburse such designee for all expenses incurred in attending such meetings, including, but not limited to, food, transportation and lodging.

            (b) The Company will, at the request of any Purchaser that has purchased $5 million or more of the Class B Preferred Stock hereunder, whether or not converted, for the shorter of (i) the period that is five years from the date hereof or (ii) the period that is three years from the date of the consummation of an IPO, permit an agent of any such Purchaser to attend all meetings of the Board of Directors of the Company as a non-voting observer (unless an employee of such Purchaser or such Purchasers' affiliate has been designated to the Board of Directors of the Company pursuant to Section 8.6 hereof). The Company will give such agent notice of all meetings of the Board of Directors of the Company at the same time and in the same manner that directors are notified and will reimburse such agent for all expenses incurred in attending such meetings, including, but not limited to, food, transportation and lodging.

      8.7 Election of Directors. The Company shall cause the election of Kristopher Wood and Jack Rivkin as members of the board of directors of the Company with terms ending in 2002 (each a "Class III Director") immediately upon consummation of an IPO or as a otherwise directed by XL Ventures, LLC and The Travelers Insurance Company, respectively.

      8.8 Amendment to Certificate of Incorporation. As soon as practicable following the Closing, the Company will cause to be filed an amendment to its Certificate of Incorporation which eliminates the Class A Preferred Stock.

      8.9 Payments to Excite, Inc. and MatchLogic, Inc. Simultaneously with the Closing, the Company shall pay Excite, Inc. and MatchLogic, Inc., the aggregate sum of $3,185,129.48 pursuant to the terms of two agreements entered into by the Company with each of Excite, Inc. and MatchLogic, Inc.

9. No Public Announcement; Confidentiality. The parties agree to use reasonable efforts to circulate drafts of proposed press releases or other announcements regarding this Agreement or the Transaction in advance of publication and to provide all parties the opportunity to comment on such proposed announcements or releases. No party shall use the name of any other party in any announcement without the prior written consent of such party unless, in the opinion of such party's counsel, it is required to do so to comply with applicable laws or regulations. The Purchasers understand that the materials furnished to the Purchasers in connection with the negotiation of the Transaction contain confidential and proprietary information concerning Webstakes. The Purchasers agree to maintain the confidential nature of all such information (except as required by law or governmental regulation or in connection with enforcement of purchasers rights or claims under this Agreement or the Transaction Documents), agree not to use any such confidential information for any reason other than in connection with the Transaction, and agree to return all copies of the disclosure materials and any other materials that contain confidential information of the Company that was obtained in connection with the negotiation of the Transaction if this Agreement is terminated for any reason, unless, in the opinion of counsel for the Purchasers, retention of such confidential information is required by law or necessary in connection with any claim or proceeding, including any proceeding against the Company. The obligations with respect to confidentiality shall cease with respect to any information that ceases to be confidential other than as a result of a breach of the Purchasers' obligations hereunder. The obligations with respect to confidentiality shall survive the termination of this Agreement.

10. Binding Obligation. The parties agree that this Agreement is a binding agreement that shall govern the Transaction.

11. Indemnification.

      11.1 Indemnification by the Company. From and after the Closing, the Company shall indemnify and hold harmless each Purchaser, its affiliates, and their respective directors, officers, employees, shareholders, partners, agents, successors and assigns (collectively, "Purchaser Claimants" and individually, a "Purchaser Claimant") from and defend each of them from and against any and all demands, claims, actions, liabilities, losses, costs, damages or expenses whatsoever (including without limitation reasonable attorneys' fees and expenses) (collectively, "Claims") asserted against, imposed upon or incurred by any of the Purchaser Claimants resulting from or arising out of (i) any inaccuracy or breach of any representation or warranty of the Company contained herein or in the Transaction Documents and/or (ii) any breach of any covenant or obligation of the Company contained herein or in the Transaction Documents. A Purchaser Claimant's right to indemnification shall not be limited or affected in anyway by any pre-Closing investigation by the Purchasers or their representatives.

      11.2 Indemnification by the Purchaser. From and after the Closing, each Purchaser shall, severally and not jointly, indemnify and hold the Company and its affiliates, directors, officers, employees, shareholders, partners, agents, successors and assigns (collectively, the "Issuer Claimants" and individually, an "Issuer Claimant") harmless from and defend each of them from and against any and all claims asserted against, imposed upon or incurred by any of the Issuer Claimants resulting from or arising out of any inaccuracy or breach of any representation or warranty of such Purchaser in Section 4 hereof.

      11.3 Terms and Conditions of Indemnification.

            The respective obligations and liabilities of the Company and the Purchasers (each, an "Indemnifying Party") to indemnify pursuant to this Section 11 shall be subject to the following terms and conditions:

            (a) The party seeking to be indemnified (the "Indemnified Party") shall give the Indemnifying Party prompt written notice of any such claim. The Indemnified Party's failure to give prompt notice, however, shall not serve to eliminate or limit the Indemnified Party's right to indemnification hereunder except to the extent such failure materially prejudices the rights of the Indemnifying Party.

            (b) Promptly after receipt by an Indemnified Party of notice of the commencement of such action, suit or proceeding for which such Indemnified Party is entitled to indemnification under this Section 11, such Indemnified Party will notify the Indemnifying Party of the commencement thereof in writing; but the failure so to notify the Indemnifying Party (i) will not relieve it from any liability under Sections 11.1 and 11.2 above except to the extent such Indemnifying Party has been materially prejudiced by such failure (including, without limitation, that such failure results in the forfeiture by the Indemnifying Party of substantial rights and defenses) and (ii) will not, in any event, relieve the Indemnifying Party from any obligations to any Indemnified Party other than the indemnification obligation provided in Sections 11.1 and
11.2 above. In case any such action is brought against any Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that if (i) the Indemnifying Party has failed to assume the defense thereof and employ such counsel or (ii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have been advised by counsel that representation of such Indemnifying Party and such Indemnified Party by the same counsel would be inappropriate under applicable standards of professional conduct due to differing interests between them, then, in each such case, the Indemnifying Party shall not have the right to direct the defense of such action on behalf of such Indemnified Party or parties and such Indemnified Party or parties shall have the right to select separate counsel to defend such action on behalf of such Indemnified Party of its election so to assume the defense thereof and the reasonable approval by such Indemnified party of counsel appointed to defend such action, the Indemnifying Party will not be liable to such Indemnified Party under this Section 11 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the Indemnifying Party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Indemnified Parties, (ii) the Indemnifying Party has authorized in writing the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party or
(iii) the

Indemnifying Party shall have failed to assume promptly after notice of the institution of such action the defense of such action or retain counsel reasonably satisfactory to the Indemnified Party. After such notice from the Indemnifying Party to such Indemnified Party, the Indemnifying Party will not be liable for the costs and expenses of any settlement of such action effected by such Indemnified Party without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

            (c) The Indemnified Party shall be kept fully informed by the Indemnifying Party of such action, suit or proceeding at all stages thereof, whether or not it is represented by counsel. The Indemnifying Party shall, at the Indemnifying Party's expense, make available to the Indemnified Party and its attorneys and accountants all books and records of the Indemnifying Party relating to such proceedings or litigation, and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

            (d) The Indemnifying Party shall make no settlement of any claims which such Indemnifying Party has undertaken to defend, without the Indemnified Party's consent unless the Indemnifying Party fully indemnifies the Indemnified Party for all losses, there is no finding or admission of violation of law by, or effect on any other claims that may be made against the Indemnified Party and the relief granted in connection therewith requires no action on the part of and has no effect on the Indemnified Party. However, in the event the Indemnifying party shall not offer reasonable assurances as to its financial capacity to satisfy any final judgment or settlement, the Indemnified Party may assume the defense and dispose of the claim, after 30 days prior written notice to the Indemnifying party.

      11.4 Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company or its officers and of the Purchasers set forth in this Agreement or the Transaction Documents, or made by or on behalf of them, respectively, pursuant to this Agreement or the Transaction Documents shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company, any of its officers or directors or any of its affiliates, the Purchasers or any of their respective affiliates and shall survive the closing hereof or thereof.

12. Notices. All notices, requests, demands, and other communications hereunder will be in writing and will be personally delivered, delivered by facsimile or courier service, or mailed, certified with first class postage prepaid, to the address set forth below the signature of the party to this Agreement. Each such notice, request, demand, or other communication will be deemed to have been given (whether actually received or not) on the date of actual delivery thereof, if personally delivered or delivered by facsimile transmission (if receipt is confirmed at the time of such transmission by telephone or facsimile-machine-generated confirmation), or on the third Business Day following the date of mailing, if mailed in accordance with this Section 12, or on the day specified for delivery to the courier service (if such day is one on which the courier service will give normal assurances that such specified delivery will be made). Any notice, request, demand, or other communication given otherwise than in accordance with this Section 12 will be deemed to have been given on the date actually received. Any party may change its address for purposes of this Section 12 by giving written notice of such change to all other parties in the manner hereinabove provided. Whenever any notice is required to be given by law or by this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, will be deemed equivalent to the giving of that notice.

13. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision will be fully severable and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

14. Entirety; Amendments and Waivers. This Agreement (including any Exhibits and Schedules hereto and the documents delivered pursuant hereto, including any ancillary agreements) constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings relating to the subject matter hereof (but excluding any confidentiality agreement executed in connection with the transaction) and may be modified or amended only by an instrument in writing executed by each of the parties hereto sought to be bound by such modification or amendment. Any party may waive any of the conditions contained herein or any of the obligations of any other party hereunder, but any such waiver will be effective only if in writing and signed by the party waiving such conditions or obligations.

15. Section Headings. The Section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

16. Governing Law and Venue. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE STATE COURTS LOCATED IN DELAWARE AND AGREES THAT ANY LITIGATION BETWEEN THE PARTIES WILL BE FILED IN STATE COURTS LOCATED IN DELAWARE.

17. Expenses. Each party hereto will bear its own legal and other expenses incurred in connection with the preparation, execution and performance of this Agreement.

18. Attorney's Fees. If any action is brought to enforce or interpret the terms of this Agreement (including through arbitration), the prevailing party will be entitled to reasonable legal fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

19. Counterparts. This Agreement may be executed in any number of counterparts and will be effective when each party hereto has executed at least one counterpart, with the same effect as if all signing parties had signed the same document. All counterparts will be construed together and evidence only one agreement, which, notwithstanding the actual date of execution of any counterpart, will be deemed to be dated the day and year first written above. In making proof of this Agreement, it will not be necessary to account for a counterpart executed by any party other than the party against whom enforcement is sought or to account for more than one counterpart executed by the party against whom enforcement is sought.

20. Execution by Facsimile. The manual signature of any party hereto that is transmitted to any other party by facsimile will be deemed for all purposes to be an original signature.

21. Non-Waiver; Rights are Cumulative. Neither a failure of a party to this Agreement to exercise any power reserved to it in this Agreement or to insist upon compliance by any other party hereto with any obligation or condition in this Agreement nor any custom or practice of the parties at variance with the terms hereof will constitute a waiver of such first party's rights to demand exact compliance with the terms of this Agreement. Waiver by a party to this Agreement of any particular default will not affect or impair such party's right with respect to any subsequent default of the same or of a different nature; nor will any delay, forbearance, or omission of such party to exercise any power or right arising out of any breach or default by any other party hereto of any of the terms, provisions, or covenants of this Agreement affect or impair such first party's rights; nor will such constitute a waiver by such first party of any rights hereunder or rights to declare any subsequent breach or default. Subsequent acceptance by a party to this Agreement of any performance or payments due to it hereunder will not be deemed to be a waiver by such first party of any preceding breach by any other party of any terms, provisions, covenants, or conditions of this Agreement. Except as otherwise expressly set forth in this Agreement, each party's rights under this Agreement are cumulative and neither the existence of, nor the exercise or enforcement by a party of, any right or remedy under this Agreement will preclude the exercise or enforcement by such party of any other right or remedy under this Agreement or law.

22. No Strict Construction. This Agreement is the result of substantial negotiations among the parties and their counsel and has been prepared by their joint efforts. Accordingly, the fact that counsel to one party or another may have drafted this Agreement or any portion hereof is immaterial and this Agreement will not be strictly construed against any party.

23. Construction. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine and neuter.

                     [THIS SPACE LEFT BLANK INTENTIONALLY.]

      Executed on the date or dates indicated below, to be effective as of the date first written above.

                                        WEBSTAKES.COM, INC.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:_____________________________, 1999

                                        XL VENTURES, LLC

                                        By: XL Ventures (Delaware), Inc.
                                            Its Managing Member


                                        ________________________________________
                                        By: Mark A. Angelson
                                            Deputy Chairman

                                        Date:_____________________________, 1999

                                        AT HOME CORPORATION, a Delaware
                                          corporation


                                        By:_____________________________________
                                           Name:  Mark C. Stevens
                                           Title: Executive Vice President,
                                                  Business Affairs
                                           Date:  June      , 1999

                                        PROSPECT STREET NYC DISCOVERY FUND,
                                        L.P.


                                        By: PROSPECT STREET DISCOVERY
                                            FUND, INC., its general partner


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:_____________________________, 1999

                                        CHANCELLOR PRIVATE CAPITAL
                                        PARTNERS III, L.P.


                                        BY: CPCP Associates, L.P., its General
                                            Partner


                                        BY: INVESCO Private Capital, Inc., its
                                            General Partner


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:_____________________________, 1999

                                        CHANCELLOR PRIVATE CAPITAL OFFSHORE
                                        PARTNERS II, L.P.


                                        By: CPCO Associates, L.P., its
                                            Investment General Partner


                                        By: INVESCO Private Capital, Inc., its
                                            General Partner


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        CHANCELLOR PRIVATE CAPITAL OFFSHORE
                                        PARTNERS I, C.V.


                                        By: Chancellor KME IV Partner, L.P., its
                                            Investment General Partner


                                        By: INVESCO Private Capital, Inc., its
                                            General Partner


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        CITIVENTURE 96 PARTNERSHIP, L..P.


                                        By: INVESCO Private Capital, Inc., its
                                            Investment Advisor


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        GREENBERG FAMILY FUND, LLC


                                        ________________________________________
                                        Name: Arnold Greenberg, Manager
                                        Date: June     , 1999

                                        ALLEN CAPITAL ARCHON PARTNERS L.P.


                                        By: Allen Capital Inc.


                                        By:_____________________________________
                                           Brad Roberts, President

                                        ALPINE SPECTRUM INVESTORS, LLC


                                        By:_____________________________________


                                        By:_____________________________________

                                        PRIMUS CAPITAL FUND IV LIMITED
                                        PARTNERSHIP


                                        By: Primus Venture Partners IV Limited
                                            Partnership, its General Partner


                                        By: Primus Venture Partners IV, Inc.,
                                            its General Partner


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        PRIMUS EXECUTIVE FUND LIMITED
                                        PARTNERSHIP


                                        By: Primus Venture Partners IV Limited
                                            Partnership, its General Partner


                                        By: Primus Venture Partners IV, Inc.,
                                            its General Partner


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        THE TRAVELERS INSURANCE COMPANY


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:_____________________________, 1999

                                        NATIONAL BROADCASTING COMPANY, INC.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:_____________________________, 1999

                                        MS CUBED, LLC


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:_____________________________, 1999

                                        DRAKE & CO. FOR THE ACCOUNT OF
                                        CITIVENTURE III


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:___________________________________

                                        MAMARONECK CAPITAL LLC


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:___________________________________

WINSTON PARTNERS, L.P.                  RAJ SANDHU

By: Chatterjee Fund Management, L.P.,   ________________________________________
its general partner
                                        Date:___________________________________

                                        Address for notices:
   By:______________________________
                                        101 W. 67th Street Apt. #47D
   Date:____________________________    New York, NY  10023

Address for notices:
                                        PETER HURWITZ
c/o The Chatterjee Group
888 Seventh Avenue Suite 3000           ________________________________________
New York, NY  10106
                                        Date:___________________________________
                                        Address for notices:

                                        40 Half Moon Lane
WINSTON PARTNERS II LLC                 Irvington, NY  10533

By: Chatterjee Advisors LLC, its
Manager
                                        ADAM GRAEV

   By:______________________________    ________________________________________

   Date:____________________________    Date:___________________________________
                                        Address for notices:
Address for notices:
                                        525 East 72nd Street Apt. #7B
c/o The Chatterjee Group                New York, NY  10021
888 Seventh Avenue Suite 3000
New York, NY  10106
                                        DILIP ADVANI
WINSTON PARTNERS II LDC
                                        ________________________________________
   By:______________________________
                                        Date:___________________________________
   Date:____________________________
                                        Address for notices:
Address for notices:
                                        167 East 61st Street
c/o Citco                               Apt. 17D
Kaya Flamboyan 9                        New York, NY  10021
Willemstad, Curacao
Netherlands   Antilles

                                        CATTERTON-SIMON PARTNERS III, L.P.

                                        By: Catterton-Simon Managing
                                            Partner III, L.L.C., Its general
                                            partner

                                        By:_____________________________________
                                           Name:  Craig H. Sakin
                                           Title: Authorized Person

                                        Date:___________________________________


                                        CHANNEL-WEBSTAKES, LLC

                                        By: Catterton Partners Management
                                            Company LLC, Its Managing Member

                                        By:_____________________________________
                                           Name:  Craig H. Sakin
                                           Title: Authorized Person

                                        Date:___________________________________

                                        I WIN INVESTORS, LLC


                                        By:_____________________________________
                                           Name: Robert Russell
                                           Title:

                                        WPG SOFTWARE FUND, L.P.

                                        By:  Weiss Peck & Greer, LLC, Its
                                             General Partner

                                        By:_____________________________________
                                           Name:
                                           Title


                                        WPG INSTITUTIONAL SOFTWARE FUND, L.P.

                                        By: Weiss Peck & Greer, LLC, Its
                                            General Partner

                                        By:_____________________________________
                                           Name:
                                           Title


                                        WPG NETWORKING FUND, L.P.

                                        By:  Weiss Peck & Greer, LLC, Its
                                             General Partner

                                        By:_____________________________________
                                           Name:
                                           Title


                                        CA CAPITAL MANAGEMENT LTD.

                                        By:_____________________________________
                                           Name:
                                           Title: Its Attorney in Fact

                                    EXHIBIT A

                                  Investor List

                                                       Dollar Investment   Number of Shares
                                                       -----------------   ----------------
XL Ventures, LLC                                          $ 7,000,000         1,166,667
At Home Corporation                                         7,000,000         1,166,667
Chancellor Private Capital Partners III, L.P.                 496,962            82,827
Chancellor Private Capital Offshore Partners II, L.P.         818,586           136,431
Chancellor Private Capital Offshore Partners I, C.V.           75,738            12,623
Citiventure 96 Partnership, L.P.                            1,945,314           324,219
MS Cubed LLC                                                  750,000           125,000
Mamaroneck Capital LLC                                         99,996            16,666
Drake & Co. for the Account of Citiventure III                813,402           135,567
Prospect Street NYC Discovery Fund L.P.                     5,000,000           833,333
Catterton-Simon Partners III, L.P.                          1,000,000           333,333
Channel-Webstakes, LLC                                      1,200,000
Winston Partners, L.P.                                        700,000           116,667
Winston Partners II LLC                                       700,000           116,667
Winston Partners II LDC                                       500,000            83,333
Raj Sandhu                                                     58,000             9,667
Peter Hurwitz                                                  15,000             2,500
Adam Graev                                                     12,000             2,000
Dilip Advani                                                   15,000             2,500
The Travelers Insurance Company                             5,000,000           833,333
Primus Capital Fund IV Limited Partnership                  2,880,000           480,000
Primus Executive Fund Limited Partnership                     120,000            20,000
Allen Capital Archon Partners L.P.                          1,000,000           166,667
I Win Investors, LLC                                          500,000            83,333
Alpine Spectrum Investors LLC                                 500,000            83,333
Arnold Greenberg                                            1,000,000           166,667
National Broadcasting Company, Inc.                         1,000,000           166,667
WPG Software Fund, L.P.                                                         114,000
WPG Institutional Software Fund L.P.                                            248,800
WPG Networking Fund L.P.                                                         27,200
CA Capital Management Ltd.                                                       10,000

      TOTAL                                                39,999,998         6,666,667
                                                          ===========         =========

                                    EXHIBIT B

                      AMENDED CERTIFICATE OF INCORPORATION

                                State of Delaware
                        Office of the Secretary of State                  PAGE 1

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NETSTAKES, INC.", CHANGING ITS NAME FROM "NETSTAKES, INC." TO
"WEBSTAKES.COM, INC.", FILED IN THIS OFFICE ON THE ELEVENTH DAY OF JUNE, A.D. 1999, AT 4:49 O'CLOCK P.M.

      A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

[SEAL]                                       /s/ Edward J. Freel
                                          --------------------------------------
                                          Edward J. Freel, Secretary of State

2630943 8100                              AUTHENTICATION: 9801109

991236369                                           DATE: 06-14-99

                                    EXHIBIT C

                          BYLAWS OF WEBSTAKES.COM, INC.

                                     BY-LAWS

                                       of

                                 NETSTAKES, INC.

                            (a Delaware corporation)

                               (the "Corporation")

                     Amended and Restated as of June 2, 1999

                                TABLE OF CONTENTS
                                     By-Laws
                                                                            Page
                                                                            ----

ARTICLE I       STOCKHOLDERS

      1.01      Annual Meetings.......................................     1
      1.02      Special Meetings......................................     1
      1.03      Notice of Annual and Special Meetings.................     1
      1.04      Quorum................................................     1
      1.05      Voting................................................     2
      1.06      Procedure at Stockholders' Meetings...................     2
      1.07      Action Without Meeting................................     2

ARTICLE II      DIRECTORS

      2.01      Number, Election and Term of Office...................     3
      2.02      Annual Meetings.......................................     3
      2.03      Regular Meetings......................................     3
      2.04      Special Meetings......................................     3
      2.05      Notice of Annual and Special Meetings.................     3
      2.06      Quorum and Manner of Acting...........................     3
      2.07      Action Without Meeting................................     4
      2.08      Participation by Conference Telephone.................     4
      2.09      Resignations..........................................     4
      2.10      Removal of Directors..................................     4
      2.11      Vacancies.............................................     4
      2.12      Compensation of Directors.............................     5
      2.13      Committees............................................     5
      2.14      Personal Liability of Directors.......................     5

ARTICLE III     OFFICERS AND EMPLOYEES

      3.01      Executive Officers....................................     6
      3.02      Additional Officers; Other Agents and Employees.......     6
      3.03      The Chairman..........................................     6
      3.04      The Chief Executive Officer...........................     6
      3.05      The President.........................................     6
      3.06      The Vice Presidents...................................     7
      3.07      The Secretary and Assistant Secretaries...............     7
      3.08      Treasurer and Assistant Treasurers....................     7
      3.09      Vacancies.............................................     8
      3.10      Delegation of Duties..................................     8

ARTICLE IV      SHARES OF CAPITAL STOCK

      4.01      Share Certificates....................................     8
      4.02      Transfer of Shares....................................     8
      4.03      Transfer Agents and Registrars........................     9
      4.04      Lost, Stolen, Destroyed or Mutilated Certificates.....     9
      4.05      Regulations Relating to Shares........................     9
      4.06      Holders of Record.....................................     9
      4.07      Fixing of Record Date.................................     9

ARTICLE V       LOANS, NOTES, CHECKS, CONTRACTS AND OTHER INSTRUMENTS

      5.01      Notes, Checks, etc....................................    10
      5.02      Execution of Instruments Generally....................    10
      5.03      Proxies in Respect of Stock or Other Securities
                  of Other Corporations...............................    10

ARTICLE VI      GENERAL PROVISIONS

      6.01      Offices...............................................    10
      6.02      Corporate Seal........................................    10
      6.03      Fiscal Year...........................................    11

ARTICLE VII     VALIDATION OF CERTAIN CONTRACTS.......................    11

ARTICLE VIII    AMENDMENTS............................................    11

                                     BY-LAWS

                                    ARTICLE I
                                  STOCKHOLDERS

      Section 1.01. Annual Meetings. Annual meetings of the stockholders shall be held on such date and at such time and place as may be fixed by the Board of Directors and as set forth in the notice of the meeting.

      Section 1.02. Special Meetings. Special meetings of the stockholders may be called at any time, for the purpose or purposes set forth in the call, by the President, the Board of Directors or the holders of at least one-fifth of all the shares of any class outstanding and entitled to vote thereat, by delivering a written request to the Secretary. At any time, upon the written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the date of the meeting, to be held not more than 75 days after receipt of the request, and to give due notice thereof. Special meetings shall be held at such place and at such time and date as the Board of Directors shall determine and as set forth in the notice of the meeting.

      Section 1.03. Notice of Annual and Special Meetings. Except as otherwise expressly required by law, notice of each meeting of stockholders, whether annual or special, shall be given at least 10 and not more than 60 days prior to the date on which the meeting is to be held to each stockholder of record entitled to vote thereat by delivery of a notice thereof to him personally or by sending a copy thereof through the U.S. mail or by overnight delivery service or telegram, charges prepaid, to his address appearing on the records of the Corporation. Each such notice shall specify the place, day and hour of the meeting and, in the case of a special meeting, shall briefly state the purpose or purposes for which the meeting is called. A written waiver of notice, signed by the person or persons entitled to such notice, whether before or after the date and time fixed for the meeting shall be deemed the equivalent of such notice. Neither the business to be transacted at nor the purpose of the meeting need be specified in a waiver of notice of such meeting.

      Section 1.04. Quorum. A stockholders' meeting duly called shall not be organized for the transaction of business unless a quorum is present. At any meeting the presence in person or by proxy of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter, except as otherwise expressly provided by law or by the Certificate of Incorporation or By-Laws of the Corporation. The stockholders present at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. If a meeting cannot be organized because a quorum has not attended, those present may adjourn the meeting from time to time to such time (not more than 30 days after the next previously adjourned meeting) and place as they may determine, without notice other than by announcement at the meeting of the time and place of the adjourned meeting; and in the case of any meeting called for the election of directors, those who attend the second of such adjourned meetings, provided they are entitled to cast at least one-third of the votes entitled to be cast on any matter to be considered at the meeting, shall nevertheless constitute a quorum for the purpose of electing directors.

      Section 1.05. Voting. At every meeting of stockholders, each holder of record of issued and outstanding stock of the Corporation entitled to vote at such meeting shall be entitled to vote in person or by proxy and, except where a date has been fixed as the record date for the determination of stockholders entitled to notice of or to vote at such meeting, no holder of record of a share of stock which has been transferred on the books of the Corporation within 10 days next preceding the date of such meeting shall be entitled to notice of or to vote at such meeting in respect of such share so transferred. Resolutions of the stockholders shall be adopted, and any action of the stockholders at a meeting upon any matter shall be taken and be valid, only if at least a plurality of the votes cast with respect to such resolutions or matter are cast in favor thereof, except as otherwise expressly provided by law or by the Certificate of Incorporation or By-Laws of the Corporation. The Chairman of the Board (if one has been elected and is present) shall be chairman, and the Secretary (if present) shall act as secretary, at all meetings of the stockholders. In the absence of the Chairman of the Board, the President shall be chairman; and in the absence of both of them, the chairman shall be designated by the Board of Directors or if not so designated shall be elected by the stockholders present; and in the absence of the Secretary, an Assistant Secretary shall act as secretary of the meeting.

      Section 1.06. Procedure at Stockholders' Meetings. The organization of each meeting of the stockholders, the order of business thereat and all matters relating to the manner of conducting the meetings shall be determined by the chairman of the meeting or, in the chairman's absence, by a person designated by the chairman or, if no person is so designated, by a person designated by a majority of the directors present, whose decisions may be overruled only by majority vote (which shall not be by ballot) of the stockholders present and entitled to vote at the meeting in person or by proxy. Meetings shall be conducted in a manner designed to accomplish the business of the meeting in a prompt and orderly fashion and to be fair and equitable to all stockholders, but it shall not be necessary to follow Roberts' Rules of Order or any other manual of parliamentary procedure.

      Section 1.07. Action Without Meeting. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and such written consent is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing, but failure to do so shall not void the action.

                                   ARTICLE II
                                    DIRECTORS

      Section 2.01. Number, Election and Term of Office. The number of directors which shall constitute the full Board of Directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting. Each director shall hold office for the term for which he is elected and thereafter until his successor is duly elected or until his prior death, resignation or removal. Directors need not be stockholders.

      Section 2.02. Annual Meetings. Annual meetings of the Board of Directors shall be held each year at the same place as and immediately after the annual meeting of stockholders or at such other place and time as shall theretofore have been determined by the Board. At its regular annual meeting, the Board of Directors shall organize itself and elect the officers of the Corporation for the ensuing year, and may transact any other business.

      Section 2.03. Regular Meetings. Regular meetings of the Board of Directors may be held at such intervals and at such time and place as shall from time to time be determined by the Board. After there has been such determination and notice thereof has been once given to each person then a member of the Board of Directors, regular meetings may be held at such intervals and time and place without further notice being given to directors who have been given at least one such notice.

      Section 2.04. Special Meetings. Special meetings of the Board of Directors may be called at any time by the Board, by the Chairman of the Board, by the President or by any two directors to be held on such day and at such time and place as shall be specified by the person or persons calling the meeting.

      Section 2.05. Notice of Annual and Special Meetings. Except as otherwise expressly required by law, notice of the annual meeting of the Board of Directors need not be given. Except as otherwise expressly required by law, notice of every special meeting of the Board of Directors specifying the place, date and time thereof shall be given to each director by being mailed on at least the third day prior to the date of the meeting, by being sent by telegraph or overnight delivery service or given personally or by telephone at least 24 hours prior to the time of the meeting. A written waiver of notice of a meeting, signed by the person or persons entitled to such notice, whether before or after the date and time stated therein fixed for the meeting, shall be deemed the equivalent of such notice, and attendance of a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends the meeting for the express purpose of objecting, when he enters the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

      Section 2.06. Quorum and Manner of Acting. At all meetings of the Board of Directors, except as otherwise expressly provided by law or by the Certificate of Incorporation or By-Laws of the Corporation, the presence of a majority of the full Board shall be necessary and sufficient to constitute a quorum for the transaction of business. If a quorum is not present at any meeting, the meeting may be adjourned from time to time by a majority of the directors present until a quorum as aforesaid shall be present, but notice of the time and place to which such a meeting is adjourned shall be given to any directors not present either by being sent by telegraph or given personally or by telephone at least eight hours prior to the time of reconvening. Resolutions of the Board of Directors shall be adopted, and any action of the Board at a meeting upon any matter shall be taken and be valid, only with the affirmative vote of at least a majority of the directors present at the meeting, except as otherwise provided herein. The Chairman of the Board (if one has been elected and is present) shall be chairman, and the Secretary (if present) shall act as secretary, at all meetings of the Board. In the absence of the Chairman of the Board, the President shall be chairman, and in the absence of both of them the directors present shall select a member of the Board of Directors to be chairman; and in the absence of the Secretary, the chairman of the meeting shall designate any person to act as secretary of the meeting.

      Section 2.07. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a consent in writing, setting forth the actions so taken, shall be signed by all members of the Board or such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

      Section 2.08. Participation by Conference Telephone. Members of the Board of Directors of the Corporation, or any committee designated by the Board, may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

      Section 2.09. Resignations. A director may resign by submitting his written resignation to the Chairman of the Board (if one has been elected) or the Secretary. Unless otherwise specified therein, the resignation of a director need not be accepted to make it effective and shall be effective immediately upon its receipt by such officer or as otherwise specified therein. If the resignation of a director specifies that it shall be effective at some time later than receipt, until that time the resigning director shall be competent to act on all matters before the Board of Directors, including filling the vacancy caused by such resignation.

      Section 2.10. Removal of Directors. The entire Board of Directors or any individual director may be removed at any time with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors. The vacancy or vacancies caused in the Board of Directors by such removal may, but need not, be filled by such stockholders at the same meeting or at a special meeting of the stockholders called for that purpose.

      Section 2.11. Vacancies. Any vacancy that shall occur in the Board of Directors by reason of death, resignation, removal, increase in the number of directors or any other cause whatever shall, unless filled as provided in
Section 2.10 of this Article II, be filled by a majority of the then members of the Board, whether or not a quorum, and each person so elected shall be a director until he or his successor is elected by the stockholders at a meeting called for the purpose of electing directors, or until his prior death, resignation or removal.

      Section 2.12. Compensation of Directors. The Corporation may allow compensation to its directors for their services, as determined from time to time by resolution adopted by the Board of Directors.

      Section 2.13. Committees. The Board of Directors may, by resolution adopted by a majority of the full Board, designate one or more committees consisting of directors to have and exercise such authority of the Board in the management of the business and affairs of the Corporation as the resolution of the Board creating such committee may specify and as is otherwise permitted by law. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of such absent or disqualified member.

      Section 2.14. Personal Liability of Directors.

      (a) To the fullest extent that the laws of the State of Delaware, as the same exist or may hereafter be amended, permit elimination of the personal liability of directors, no director of this Corporation shall be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

      (b) The provisions of this Section 2.14 shall be deemed to be a contract with each director of this Corporation who serves as such at any time while this
Section 2.14 is in effect, and each such director shall be deemed to be serving as such in reliance on the provisions of this Section 2.14. Any amendment or repeal of this Section 2.14 or adoption of any By-Law of this Corporation or other provision of the Certificate of Incorporation of this Corporation which has the effect of increasing director liability shall operate prospectively only and shall not affect any action taken, or any failure to act, by a director of this Corporation prior to such amendment, repeal, By-Law or other provision becoming effective.

                                   ARTICLE III
                             OFFICERS AND EMPLOYEES

      Section 3.01. Executive Officers. The Executive Officers of the Corporation shall be the President and a Secretary and may include a Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents as the Board of Directors may from time to time determine, and a Treasurer all of whom shall be elected by the Board of Directors. Any two or more offices may be held by the same person. Each Executive Officer shall serve at the pleasure of the Board, and shall hold office until the next succeeding annual meeting of the Board of Directors and thereafter until his successor is duly elected and qualifies, or until his earlier death, resignation or removal.

      Section 3.02. Additional Officers; Other Agents and Employees. The Board of Directors may from time to time appoint or hire such additional officers, assistant officers, agents, employees and independent contractors as the Board deems advisable; and the Board or the President shall prescribe their duties, conditions of employment and compensation. Subject to the power of the Board of Directors, the President may employ from time to time such other agents, employees, and independent contractors as he may deem advisable for the prompt and orderly transaction of the business of the Corporation, and he may prescribe their duties and the conditions of their employment, fix their compensation and dismiss them, without prejudice to their contract rights, if any.

      Section 3.03. The Chairman. If there shall be a Chairman of the Board, he shall be elected from among the directors, shall preside at all meetings of the stockholders and of the Board. He shall have authority to sign all checks, all certificates of stock, conveyances of real estate, and any other instruments in writing requiring a signature, and shall have such other powers and duties as from time to time may be prescribed by the Board.

      Section 3.04. The Chief Executive Officer. The Chief Executive Officer shall be the head of the Corporation and in the recess of the Board of Directors shall have the general control and management of all the business and affairs of the Corporation. He shall also exercise such further powers and perform such other duties as may from time to time be conferred upon or assigned by the By-laws or the Board of Directors. He shall make annual reports and submit the same to the Board of Directors and also to the stockholders at their annual meeting, showing the condition and the affairs of the Corporation. He shall from time to time make such recommendations to the Board of Directors and any other committee as he thinks proper and shall bring before the Board of Directors and any other committee such information as may be required, relating to the business and property of the Corporation. In case of the absence or disability of the Chief Executive Officer and as and to the extent directed by the Chief Executive Officer, the President shall fulfill the duties of the Chief Executive Officer.

      Section 3.05. The President. The President shall exercise such powers and duties as from time to time may prescribed in these By-Laws or by the Chief Executive Officer or the Board of Directors. He shall have authority to sign all checks, all certificates of stock, conveyances of real estate, and any other instruments in writing requiring a signature. In case of the absence or disability of the Chief Executive Officer and as and to the extent directed by the Chief Executive Officer, the President shall fulfill the duties of the Chief Executive Officer.

      Section 3.06. The Vice Presidents. The Vice Presidents may be given, by the Chairman of the Board or by resolution of the Board of Directors, general executive powers, subject to the control of the President, concerning one or more or all segments of the operations of the Corporation. The Vice Presidents shall exercise such further powers and duties as from time to time may be prescribed in these By-Laws or by the Board of Directors, the Chief Executive Officer or the President. At the request of the President or in his absence or disability, the senior Vice President shall exercise all the powers and duties of the President.

      Section 3.07. The Secretary and Assistant Secretaries. It shall be the duty of the Secretary (a) to keep or cause to be kept an original or duplicate record of the proceedings of the stockholders and the Board of Directors, and a copy of the Certificate of Incorporation and of the By-Laws; (b) to attend to the giving of notices of the Corporation as may be required by law or these By-Laws; (c) to be custodian of the corporate records and of the seal of the Corporation and see that the seal is affixed to such documents as may be necessary or advisable; (d) to have charge of the stock books of the Corporation, and a share register, giving the names of the stockholders in alphabetical order, and showing their respective addresses, the number and classes of shares held by each, the number and date of certificates issued for the shares, and the date of cancellation of every certificate surrendered for cancellation; and (e) to exercise all powers and duties incident to the office of Secretary, and such other powers and duties as may be prescribed by the Board of Directors, the President or the Chief Executive Officer from time to time. The Secretary by virtue of his office shall be an Assistant Treasurer. The Assistant Secretaries shall assist the Secretary in the performance of his duties and shall also exercise such further powers and duties as from time to time may be assigned to them by the Board of Directors, the President or the Secretary. At the direction of the Secretary or in his absence or disability, the President, the Chief Executive Officer, the Treasurer or an Assistant Secretary shall perform the duties of the Secretary.

      Section 3.08. The Treasurer and Assistant Treasurers. The Treasurer shall have custody of all the funds and securities of the Corporation. He shall collect all moneys due the Corporation and deposit such moneys to the credit of the Corporation in such banks, trust companies, or other depositories as may have been duly designated by the Board of Directors. He shall endorse for collection on behalf of the Corporation, checks, notes, drafts and other documents, and may sign and deliver receipts, vouchers and releases of liens evidencing payments made to the Corporation. Subject to Section 5.01 of these By-Laws, he shall cause to be disbursed the funds of the Corporation by payment in cash or by checks or drafts upon the authorized depositories of the Corporation. He shall have charge of the books and accounts of the Corporation. He shall perform all acts incident to the office of the Treasurer and such other duties as may be prescribed by the Board of Directors, the President or the Chief Executive Officer. The Treasurer by virtue of his office shall be an Assistant Secretary. The Assistant Treasurers shall assist the Treasurer in the performance of his duties and shall also exercise such further powers and duties as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer. At the direction of the Treasurer or in his absence or disability, the President, the Chief Executive Officer, the Secretary or an Assistant Treasurer shall perform the duties of Treasurer.

      Section 3.09. Vacancies. Vacancy in any office or position by reason of death, resignation, removal, disqualification, disability or other cause, shall be filled in the manner provided in this Article III for regular election or appointment to such office.

      Section 3.10. Delegation of Duties. The Board of Directors may in its discretion delegate the powers and duties, or any of them, of any officer to any other person whom it may select.

                                   ARTICLE IV
                             SHARES OF CAPITAL STOCK

      Section 4.01. Share Certificates. Every holder of stock in the Corporation shall be entitled to a certificate or certificates, to be in such form as the Board of Directors may from time to time prescribe, signed by the Chairman of the Board, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary. The signatures of such officers may be facsimiles. Each such certificate shall set forth the name of the registered holder thereof, the number and class of shares and the designation of the series, if any, which the certificate represents. The Board of Directors may, if it so determines, direct that certificates for shares of stock of the Corporation be signed by a transfer agent or registered by a registrar or both, in which case such certificates shall not be valid until so signed or registered.

      In case any officer of the Corporation who shall have signed, or whose facsimile signature shall have been used on, any certificate for shares of stock of the Corporation shall cease to be such officer, whether because of death, resignation, removal or otherwise, before such certificate shall have been delivered by the Corporation, such certificate shall nevertheless be deemed to have been adopted by the Corporation and may be issued and delivered as though the person who signed such certificate or whose facsimile signature shall have been used thereon had not ceased to be such officer.

      Section 4.02. Transfer of Shares. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof or by his attorney thereunto authorized by an instrument duly executed and filed with the Corporation, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by properly executed stock powers and evidence of the payment of all taxes imposed upon such transfer. Except as provided in Section 4.04 of this Article IV, every certificate surrendered for transfer shall be cancelled and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled.

      Section 4.03. Transfer Agents and Registrars. The Board of Directors may appoint any one or more qualified banks, trust companies or other corporations organized under any law of any state of the United States or under the laws of the United States as agent or agents for the Corporation in the transfer of the stock of the Corporation and likewise may appoint any one or more such qualified banks, trust companies or other corporations as registrar or registrars of the stock of the Corporation.

      Section 4.04. Lost, Stolen, Destroyed or Mutilated Certificates. New certificates for shares of stock may be issued to replace certificates lost, stolen, destroyed or mutilated upon such terms and conditions, which may but need not include the giving of a satisfactory bond or other indemnity, as the Board of Directors may from time to time determine.

      Section 4.05. Regulations Relating to Shares. The Board of Directors shall have power and authority to make such rules and regulations not inconsistent with these By-Laws or with law as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of stock of the Corporation.

      Section 4.06. Holders of Record. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder and owner in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Delaware.

      Section 4.07. Fixing of Record Date. The Board of Directors may fix a record date which does not precede the date on which the resolution fixing such record date is adopted,

      (a) in order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders provided such record date is not less than ten or more than sixty days prior to the date of any such meeting;

      (b) in order to determine the stockholders entitled to consent to corporate action in writing without a meeting provided such record date is not more than ten days after the date on which the resolution fixing such record date is adopted; and

      (c) in order to determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, provided such record date is not more than sixty days prior to such action.

      In such case, only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to notice of, or to vote at, such meeting or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date fixed as aforesaid.

                                    ARTICLE V
                              LOANS, NOTES, CHECKS,
                         CONTRACTS AND OTHER INSTRUMENTS

      Section 5.01. Notes, Checks, etc. All notes, drafts, acceptances, checks, endorsements (other than for deposit) and all evidences of indebtedness of the Corporation whatsoever shall be signed by such officers or agents and shall be subject to such requirements as to countersignature or other conditions as the Board of Directors from time to time may designate. Facsimile signatures on checks may be used unless prohibited by the Board of Directors.

      Section 5.02. Execution of Instruments Generally. Except as provided in
Section 5.01 of this Article V, all contracts and other instruments requiring execution by the Corporation may be executed and delivered by the Chief Executive Officer, the President, any Vice President or the Treasurer, and authority to sign any such contracts or instruments, which may be general or confined to specific instances, may be conferred by the Board of Directors upon any other person or persons. Any person having authority to sign on behalf of the Corporation may delegate, from time to time, by instrument in writing, all or any part of such authority to any person or persons if authorized so to do by the Board of Directors.

      Section 5.03. Proxies in Respect of Stock or Other Securities of Other Corporations. Unless otherwise provided by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President may from time to time appoint an attorney or attorneys or an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation to vote or consent in respect of such stock or other securities, may instruct the person or persons so appointed as to the manner of exercising such powers and rights and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise all such written proxies or other instruments as he may deem necessary or proper in order that the Corporation may exercise its said powers and rights.

                                   ARTICLE VI
                               GENERAL PROVISIONS

      Section 6.01. Offices. The registered office of the Corporation shall be at 1013 Centre Road, Wilmington, Delaware 19805. The Corporation may have other offices, within or without the State of Delaware, at such place or places as the Board of Directors may from time to time determine or the business of the Corporation may require.

      Section 6.02. Corporate Seal. The Board of Directors shall prescribe the form of a suitable corporate seal, which shall contain the full name of the Corporation and the year and state of incorporation. Such seal may be used by causing it or a facsimile or reproduction thereof to be affixed to or placed upon the document to be sealed.

      Section 6.03. Fiscal Year. Unless otherwise determined by the Board of Directors, the fiscal year of the Corporation shall end on December 31 of each year.

                                   ARTICLE VII
                         VALIDATION OF CERTAIN CONTRACTS

      Section 7.01. No contract or other transaction between the Corporation and another person shall be invalidated or otherwise adversely affected by the fact that any one or more stockholders, directors or officers of the Corporation

      (i) is pecuniarily or otherwise interested in, or is a stockholder, director, officer, or member of, such other person, or

      (ii) is a party to, or is in any other way pecuniarily or otherwise interested in, the contract or other transaction, or

      (iii) is in any way connected with any person pecuniarily or otherwise interested in such contract or other transaction, provided the fact of such interest shall be disclosed or known to the Board of Directors or the stockholders, as the case may be, and in any action of the stockholders or of the Board authorizing or approving any such contract or other transaction, any and every stockholder or director may be counted in determining the existence of a quorum with like force and effect as though he were not so interested, or were not such a stockholder, director, member or officer, or were not such a party, or were not so connected. Such director, stockholder or officer shall not be liable to account to the Corporation for any profit realized by him from or through any such contract or transaction approved or authorized as aforesaid. As used herein, the term "person" includes a corporation, partnership, firm, association or other legal entity.

                                  ARTICLE VIII
                                   AMENDMENTS

      Section 8.01. These By-Laws may be amended, altered and repealed, and new by-laws may be adopted, by the stockholders or the Board of Directors of the Corporation at any regular or special meeting. No provision of these By-Laws shall vest any property or contract right in any stockholder.

                                  EXHIBIT D

                         DRAFT REGISTRATION STATEMENT



                           [INTENTIONALLY OMITTED]

                                    EXHIBIT E

                PURCHASE AGREEMENT BETWEEN WEBSTAKES.COM, INC.
                           AND STONE INVESTMENTS, INC.

                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (the "Agreement") is executed as of the 14th day of June, 1999, by Webstakes.com, Inc., a Delaware corporation formerly known as Netstakes, Inc. ("Webstakes" or the "Company"), and Stone Investments, Inc., a Delaware corporation ("Stone").

                                   BACKGROUND:

      A. Stone is the owner of 1,714,608 shares of common stock, par value $0.01 per share, of Webstakes (the "Common Stock") and 50,000 shares of Class A Convertible Redeemable Preferred Stock, par value $100.00 per share, of Webstakes that are convertible into Common Stock (the "Preferred Stock").

      B. Webstakes desires to purchase from Stone, and Stone is wilting to sell to Webstakes, all of the Common Stock and Preferred Stock that Stone owns.

      Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties agree as follows:

                                   AGREEMENTS:

      1. Agreement to Sell and Buy. Webstakes agrees to buy from Stone, and Stone agrees to sell to Webstakes, 1,714,608 shares of Common Stock and 50,000 shares of Preferred Stock (collectively, the "Shares").

      2. Purchase Price. The consideration to be paid for the Shares is $24 million in immediately available funds at the closing of the purchase and sale (the "Transaction").

      3. The Closing. The Closing will be held simultaneously with the execution of this Agreement. The date on which the Closing is actually held is called the "Closing Date".

      4. Representations and Warranties of Webstakes. Webstakes hereby represents and warrants to Stone as follows:

            (a) Organization, Standing and Qualification. Webstakes is a corporation duly incorporated, validly existing, and in good standing under the laws of the State Delaware and has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as now being conducted. Webstakes is duly qualified or licensed and in good standing to do business in each jurisdiction in which its property is owned, leased, or operated or the nature of its business makes such qualification necessary.

            (b) Authority. Webstakes has the capacity, authority, and power to execute, deliver, and perform this Agreement and all other agreements, instruments, and documents contemplated hereby or executed in connection herewith that are to be executed by it (collectively with this Agreement, the "Company Transaction Documents") and to consummate the transactions contemplated hereby and thereby. Webstakes and its Board of Directors have duly authorized the execution, delivery, and performance of this Agreement, including, without limitation the purchase of the Shares in accordance with the terms and conditions set forth herein. This Agreement has been duly and validly executed and delivered by Webstakes and constitutes the legal, valid, and binding obligations of Webstakes, enforceable against Webstakes in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium, and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law), including, without limitation, principles regarding good faith and fair dealing and rules of law governing the availability of equitable remedies.

            (c) Consents and Approvals; No Violation. Neither the execution and delivery of this Agreement or any of the other Company Transaction Documents, the consummation of the transactions contemplated hereby or thereby nor compliance by the Company with any of the provisions hereof or thereof will (i) conflict with or result in a breach of the charter, bylaws, or other constitutive documents of the Company, (ii) conflict with or result (with or without notice or lapse of time or both) in a default (or give rise to any right of reimbursement, termination, cancellation, modification, or acceleration) under any of the provisions of any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement, or other instrument or obligation to which the Company is a party or by which the Company or the properties or assets of the Company may be bound or affected, except for such conflict, breach, or default as to which requisite waivers or consents are described in Schedule 4 and are required to be obtained prior to Closing, (iii) violate any law, statute, rule or regulation or order, writ, injunction, judgment, or decree (each, an "Order") applicable to the Company or the properties or assets of the Company, (iv) result in the creation imposition of any mortgage, pledge, security interest, assignment, claim, lien, or other encumbrance (each, a "Lien") upon any property or assets used or held in connection with the business of the Company, or (v) result in a change of control, assignment, or similar event that would conflict with or result in termination of, acceleration of obligations under, imposition of additional obligations under, or loss of rights under, or the breach of, the Company's charter, bylaws or other constitutive documents, any contract, license, lease, note, bond, mortgage, indenture, agreement, investment, or arrangement of any kind. Except as set forth in
Schedule 4, no consent or approval by, or any notification of or filing with, or other action of any person or entity (governmental or private) is required in connection with the execution, delivery, and performance by the Company of this Agreement or any other Company Transaction Document. There is no action, cause of action, claim, suit, proceeding, arbitration, mediation, or other alternative dispute resolution procedure, order, writ, injunction, or decree (each, a "Proceeding") pending or, to the knowledge of the Company, threatened against the Company or any of its respective assets or properties that seeks to prevent the consummation of the transactions contemplated herein or in any other Company Transaction Document.

            (d) Stated Capital; No Fraudulent Transfer. The Company has sufficient stated capital to consummate the transactions contemplated by this Agreement. The transactions contemplated by this Agreement will not impair the capital of the Company. The Company is solvent and able to pay its debts as they become due and does not intend to incur debts beyond their ability to pay them as they become due. As a result of the transactions contemplated hereby, the Company will not be rendered insolvent, will not be unable to pay its debts as they become due, and will not have assets that are unreasonably small in light of the business and transactions in which the Company is engaged or intends to engage. In the transactions contemplated by this Agreement, the Company is receiving a reasonably equivalent exchange of value.

      5. Representations of Stone. Stone hereby represents and warrants to Webstakes the following:

            (a) Organization; Standing. Stone is a corporation validly existing and in good standing under the laws of the state of Delaware.

            (b) Authority. Stone has the capacity, authority, and power to execute, deliver, and perform this Agreement and all other agreements, instruments, and documents contemplated hereby or executed in connection herewith that are to be executed by it (collectively with this Agreement, the "Stone Transaction Documents" and, together with the Company Transaction Documents, the "Transaction Documents") and to consummate the transactions contemplated hereby and thereby. Stone and its Board of Directors has duly authorized the execution, delivery, and performance of this Agreement, including, without limitation, the sale of the Shares in accordance with the terms and conditions set forth herein. This Agreement has been duly and validly executed and delivered by Stone and constitutes the legal, valid, and binding obligations of Stone, enforceable against Stone in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium, and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law), including, without limitation, principles regarding good faith and fair dealing and rules of law governing the availability of equitable remedies.

            (c) Consents and Approvals; No Violation. Neither the execution and delivery of this Agreement or any of the other Stone Transaction Documents, the consummation of the transactions contemplated hereby or thereby nor compliance by Stone with any of the provisions hereof or thereof will (i) conflict with or result in a breach of the charter, bylaws, or other constitutive documents of Stone, (ii) conflict with or result (with or without notice or lapse of time or both) in a default (or give rise to any right of reimbursement, termination, cancellation, modification, or acceleration) under any of the provisions of any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement, or other instrument or obligation to which Stone is party or by which Stone or the properties or assets of Stone may be bound or affected, (iii) violate any Order applicable to Stone or the properties or assets of Stone, or (iv) result in the creation or imposition of any Lien upon any property or assets used or held in connection with the business of Stone. No consent or approval by, or any notification of or filing with, or other action of any person or entity (governmental or private) is required in connection with the execution, delivery, and performance by Stone of this Agreement or any other Stone

Transaction Document. There is no Proceeding pending or, to the knowledge of Stone, threatened against Stone or any of its respective assets or properties that seeks to prevent the consummation of the transactions contemplated herein or in any other Stone Transaction Document.

            (d) Good Title. Stone has good title to the Shares, free and clear of all Liens other than those arising under securities laws and that certain Option Agreement dated as of January 20, 1999, executed by the Company and Stone (the "Carneal Option Agreement").

      6. Stone's Conditions to Closing. The agreement of Stone to proceed with the transactions contemplated hereby and the Closing are conditioned on the following:

            (a) The consideration specified in Paragraph 2 has been delivered to Stone. Generation of a wire transfer in the amount of the consideration to be delivered to the account specified by Stone shall be deemed satisfaction of this condition; provided, however, that if the consideration is not actually received by Stone, Stone shall not be deemed to have waived any of its rights to receive such consideration.

            (b) The representations and warranties of the Company made in this Agreement and in the other Company Transaction Documents are true and correct in all material respects as of the Closing Date and the Company has performed all covenants and agreements and satisfied all conditions to be performed or satisfied by it at or prior to Closing.

            (c) All necessary approvals of the Board of Directors and stockholders of the Company and covenants and approvals of third parties of the type described in Subparagraph 4(c) (including those listed on Schedule 4) have been obtained.

            (d) Stone has received the opinion, in form and substance satisfactory to Stone and counsel for Stone, dated as of the Closing Date, of Reed Smith Shaw & McClay LLP, counsel to Webstakes.

            (e) The Company has executed and delivered a Release in the form attached as Exhibit A and a Release in the form attached as Exhibit B.

            (f) The Company has executed and delivered an agreement in form and substance satisfactory to Stone pursuant to which (i) the Carneal Option Agreement, (ii) that certain Registration Rights Agreement (the "Registration Rights Agreement") dated as of January 20, 1999, executed by Webstakes and Stone; (iii) that certain Shareholders' Agreement (the "Shareholders' Agreement") dated as of January 20, 1999, executed by Webstakes, Stone, and Steven Krein, Daniel Feldman, Joseph Lamport, and Steve Sacks, (iv) that certain Preferred Stock Purchase Agreement (the "Preferred Stock Purchase Agreement") dated as of January 20, 1999, executed by Webstakes and Stone, and (v) that certain Loan and Security Agreement (the "Loan and Security Agreement") dated as of September 20, 1997, executed by Webstakes and Stone are terminated and of no further force or effect.

      7. Webstakes' Conditions to Closing. The agreement of Webstakes to proceed with the transactions contemplated hereby and the Closing are conditioned on the following:

            (a) Certificates representing the Shares, free and clear of all Liens other than those arising under securities laws, have been duly delivered by Stone either duly endorsed or accompanied by stock powers sufficient to transfer title to the Shares to Webstakes.

            (b) The representations and warranties of Stone made in this Agreement are true and correct in all material respects as of the Closing Date.

            (c) All necessary approvals of the type described in Subparagraph 5(c) have been obtained.

            (d) The Release and Standstill Agreement, in the form attached as Exhibit C, has been executed by Stone and the specified principals and affiliates of Stone and the principals of Stone.

            (e) Stone has executed and delivered an agreement in form and substance satisfactory to the Company pursuant to which (i) the Carneal Option Agreement, (ii) the Registration Rights Agreement, (iii) the Shareholders' Agreement, (iv) the Preferred Stock Purchase Agreement, and (v) the Loan and Security Agreement are terminated and of no further force or effect.

      8. Agreements to Cause Conditions to be Met. Each of the parties agrees to use commercially reasonable best efforts to cause the conditions to the Closing to be met.

      9. No Public Announcement; Confidentiality. Unless and until the transactions contemplated hereby are consummated, neither Stone nor Webstakes will make any formal announcement of the transactions contemplated hereby to third parties without the prior written consent of the other parties hereto unless required by applicable law. Each party agrees that any proposed public announcement pertaining to the transactions contemplated hereby will be coordinated with the approval of the other parties prior to the publication of such announcement; provided, however, that nothing contained herein shall impair Stone or the Company from complying with applicable law.

      10. Binding Obligation. The parties agree that this Agreement is a binding agreement that shall govern the transactions contemplated hereby.

      11. Indemnification.

      (a) Indemnification by the Company. From and after the Closing, the Company shall indemnify and hold harmless Stone, its affiliates, and their respective directors, officers, employees shareholders, partners, agents, successors and assigns (collectively, "Stone Claimants" and individually, a "Stone Claimant") from and defend each of them from and against any and all demands, claims, actions, liabilities, losses, costs, damages or expenses whatsoever (including without limitation reasonable attorneys' fees and expenses) (collectively, "Claims") asserted against, imposed upon or incurred by any of the Stone Claimants resulting from or arising out of (i) any inaccuracy or breach of any representation or warranty of the company contained herein or in the other Company Transaction Documents and/or (ii) any breach of any covenant or obligation of the Company contained herein or in the other Company Transaction Documents. A Stone Claimant's right to indemnification shall not be limited or affected in anyway by any pre-Closing investigation by Stone or its representatives.

      (b) Indemnification by Stone. From and after the Closing, Stone shall indemnify and hold the Company and its affiliates, directors, officers, employees, shareholders, partners, agents, successors and assigns (collectively, the "Issuer Claimants" and individually, an "Issuer Claimant") harmless from and defend each of them from and against any and all claims asserted against, imposed upon or incurred by any of the Issuer Claimants resulting from or arising out of (i) any inaccuracy or breach of any representation or warranty of Stone contained herein or in the other Stone Transaction Documents and/or (ii) any breach of any covenant or obligation of Stone contained herein or in the other Stone Transaction Documents. An Issuer Claimant's right to indemnification shall not be limited or affected in anyway by any pre-Closing investigation by the Company or its representatives.

      (c) Terms and Conditions of Indemnification.

            The respective obligations and liabilities of the Company and Stone (each, an "indemnifying party") to indemnify pursuant to this Paragraph 11 shall be subject to the following terms and conditions:

            (i) The party seeking to be indemnified (the "Indemnified Party") shall give the indemnifying party prompt written notice of any such claim. The Indemnified Party's failure to give prompt notice, however, shall not serve to eliminate or limit the Indemnified Party's right to indemnification hereunder except to the extent such failure materially prejudices the rights of the indemnifying party.

            (ii) Promptly after receipt by an Indemnified Party of notice of the commencement of such action, suit, or proceeding for which such Indemnified Party is entitled to indemnification under this Paragraph 11, such Indemnified Party will notify the indemnifying party of the commencement thereof in writing; but the failure to so notify the indemnifying party (i) will not relieve it from any liability under paragraphs (a) or (b) above except to the extent such indemnifying party has been materially prejudiced by such failure (including, without limitation, that such failure results in the forfeiture by the indemnifying party of substantial rights and defenses) and (ii) will not, in any event, relieve the indemnifying party from any obligations to any Indemnified Party other than the indemnification obligation provided in Subparagraphs 11(a) and (b) above. In case any such action is brought against any Indemnified Party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that if (A) the indemnifying party has failed to assume the defense thereof and employ such counsel or (B) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the Indemnified Party and the indemnifying party and the Indemnified Party shall have been advised by counsel that representation of such indemnifying party and such Indemnified Party by the same counsel would be inappropriate under applicable standards of professional conduct due to differing interests between them, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such Indemnified Party or parties and such Indemnified Party or parties shall have the right to select separate counsel to defend such action on behalf of such Indemnified Party of its election so to assume the defense thereof and the reasonable approval by such Indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such Indemnified Party under this Paragraph 11 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (A) the Indemnified Party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Indemnified Parties, (B) the indemnifying party has authorized in writing the employment of counsel for the Indemnified Party at the expense of the indemnifying party or
(C) the indemnifying party shall have failed to assume promptly after notice of the institution of such action the defense of such action or retain counsel reasonably satisfactory to the Indemnified Party. After such notice from the indemnifying party to such Indemnified Party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such Indemnified Party without the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed.

            (iii) The Indemnified Party shall be kept fully informed by the indemnifying party of such action, suit, or proceeding at all stages thereof, whether or not it is represented by counsel. The indemnifying party shall, at the indemnifying party's expense, make available to the Indemnified Party and its attorneys and accountants all books and records of the indemnifying party relating to such proceedings or litigation, and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit, or proceeding.

            (iv) The indemnifying party shall, without Indemnified Party's consent, make no settlement of any claims that the indemnifying party has undertaken to defend unless the indemnifying party fully indemnifies the Indemnified Party for all Losses, there is no finding or admission of violation of law by, or effect on any other claims that may be made against the Indemnified Party and the relief granted in connection therewith requires no action on the part of and has no effect on the Indemnified Party. However, in the event the indemnifying party shall not offer reasonable assurances as to its financial capacity to satisfy any final judgment or

[ILLEGIBLE] and dispose of the claim after 30 days prior written notice to the indemnifying party.

      (d) Survival. The respective representations, warranties, agreements, covenants and indemnities of the Company and Stone set forth in this Agreement or any of the other Transaction Documents, respectively, pursuant to this Agreement or the other Transaction Documents shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company, any of its officers or directors, or any of its affiliates, Stone, any of its officers or directors, or any of its affiliates and shall survive the Closing. The covenants contained in Paragraph 9 shall survive any termination or cancellation of this Agreement.

      12. Notices. All notices, requests, demands, and other communications hereunder will be in writing and will be personally delivered, delivered by facsimile or courier service, or mailed, certified with first class postage prepaid, to the address set forth below the signature of the party to this Agreement. Each such notice, request, demand, or other communication will be deemed to have been given (whether actually received or not) on the date of actual delivery thereof, if personally delivered or delivered by facsimile transmission (if receipt is confirmed at the time of such transmission by telephone or facsimile-machine-generated confirmation), or on the third Business Day following the date of mailing, if mailed in accordance with this Paragraph, or on the day specified for delivery to the courier service (if such day is one on which the courier service will give normal assurances that such specified delivery will be made). Any notice, request, demand, or other communication given otherwise than in accordance with this Paragraph will be deemed to have been given on the date actually received. Any party may change its address for purposes of this Paragraph by giving written notice of such change to all other parties in the manner hereinabove provided. Whenever any notice is required to be given by law or by this Agreement, a written waiver thereof, signed by the person or entity entitled to notice, whether before or after the time stated therein, will be deemed equivalent to the giving of that notice. A "Business Day" is a day other than a Saturday, Sunday, or other day on which national banks in the State of New York are permitted to be closed.

      13. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision will be fully severable and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

      14. Entirety; Amendments and Waivers. This Agreement (including any Exhibits hereto and the documents delivered pursuant hereto, including any ancillary agreements) constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings relating to the subject matter hereof (but excluding any confidentiality agreement executed in connection with the transactions contemplated hereby) and may be modified or amended only by an instrument in writing executed by each of the parties hereto sought to be bound by such modification or amendment.

Any party may waive any of the conditions contained herein or any of the obligations of any other party hereunder, but any such waiver will be effective only if in writing and signed by the party waiving such conditions or obligations.

      15. Paragraph Headings. The Paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

      16. Governing Law and Venue. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE STATE COURTS LOCATED IN DELAWARE AND AGREES THAT ANY LITIGATION BETWEEN THE PARTIES WILL BE FILED IN STATE COURTS LOCATED IN DELAWARE.

      17. Expenses. Each party hereto will bear its own legal and other expenses incurred in connection with the preparation, execution and performance of this Agreement.

      18. Attorney's Fees. If any action is brought to enforce or interpret the terms of this Agreement (including through arbitration), the prevailing party will be entitled to reasonable legal fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

      19. Limits on Damages. In no event will any party have any liability to any other party with respect to the transactions contemplated hereby other than liability for actual direct damages. Therefore, no party to this Agreement shall be entitled, as a result of the transactions contemplated hereby or any breach or default of any other party, to consequential, punitive, exemplary, special, indirect, extraordinary, or other damages that are not actual direct damages.

      20. Counterparts. This Agreement may be executed in any number of counterparts and will be effective when each party hereto has executed at least one counterpart, with the same effect as if all signing parties had signed the same document. All counterparts will be construed together and evidence only one agreement, which, notwithstanding the actual date of execution of any counterpart, will be deemed to be dated the day and year first written above. In making proof of this Agreement, it will not be necessary to account for a counterpart executed by any party other than the party against whom enforcement is sought or to account for more than one counterpart executed by the party against whom enforcement is sought.

      21. Execution by Facsimile. The manual signature of any party hereto that is transmitted to any other party by facsimile will be deemed for all purposes to be an original signature.

      22. Non-Waiver; Rights are Cumulative. Neither a failure of a party to this Agreement to exercise any power reserved to it in this Agreement or to insist upon compliance by any other party hereto with any obligation or condition in this Agreement nor any custom or practice of the parties at variance with the terms hereof will constitute a waiver of such first party's rights to demand exact compliance with the terms of this Agreement. Waiver by a party to this Agreement of any particular default will not affect or impair such party's right with respect to any subsequent default of the same or of a different nature; nor will any delay, forbearance, or omission of such party to exercise any power or right arising out of any breach or default by any other party hereto of any of the terms, provisions, or covenants of this Agreement affect or impair such first party's rights; nor will such constitute a waiver by such first party of any rights hereunder or rights to declare any subsequent breach or default. Subsequent acceptance by a party to this Agreement of any performance or payments due to it hereunder will not be deemed to be a waiver by such first party of any preceding breach by any other party of any terms, provisions, covenants, or conditions of this Agreement. Except as otherwise expressly set forth in this Agreement, each party's rights under this Agreement are cumulative and neither the existence of, nor the exercise or enforcement by a party of, any right or remedy under this Agreement will preclude the exercise or enforcement by such party of any other right or remedy under this Agreement or law.

      23. No Strict Construction. This Agreement is the result of substantial negotiations among the parties and their counsel and has been prepared by their joint efforts. Accordingly, the fact that counsel to one party or another may have drafted this Agreement or any portion hereof is immaterial and this Agreement will not be strictly construed against any party.

      24. Construction. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine and neuter.

                      [THIS SPACE LEFT BLANK INTENTIONALLY.

      Executed on the date or dates indicated below, to be effective as of the date first written above.


                                    WEBSTAKES.COM, INC.


                                    By: /s/ Steven Krein
                                       ---------------------------------------
                                    Name: Steven Krein
                                         -------------------------------------
                                    Title: CEO
                                          ------------------------------------
                                    Date: June 14                       , 1999
                                         -------------------------------

                                    STONE INVESTMENTS, INC.


                                    By: /s/ [ILLEGIBLE]
                                       ---------------------------------------
                                    Name: [ILLEGIBLE]
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------
                                    Date: June 14                       , 1999
                                         -------------------------------

                                    EXHIBIT F

        RELEASE AND STANDSTILL AGREEMENT FROM STONE INVESTMENTS, INC.

                                                                  EXECUTION COPY

                        RELEASE AND STANDSTILL AGREEMENT

            AGREEMENT made as of the 14th day of June 1999, by and among Webstakes.com, Inc. (formerly Netstakes, Inc.), a Delaware corporation with offices at 11 West l9th Street, New York, New York 10011 (the "Company"), the investors listed on Schedule A attached hereto (the "Institutional Investors"), Stone Investments, Inc., a Delaware corporation, with offices at 8150 North Central Expressway, Suite 1901, Dallas, Texas 75206 ("Stone") and Harry T. Carneal, an individual, whose address is c/o Stone ("Carneal") and James M. Fail, an individual, whose address is c/o Stone ("Fail") (Carneal and Fail collectively referred to herein as the "Stone Principals").

                                   WITNESSETH

            WHEREAS, the Company and Stone are parties to that certain Stock Purchase Agreement, dated as of the date of this Agreement (the "Stone Repurchase Agreement"), whereby the Company has agreed to purchase 50,000 shares of Class A Convertible Redeemable Preferred Stock of the Company held by Stone and 1,714,608 shares of Common Stock of the Company held by Stone (collectively, the "Stone Shares").

            WHEREAS, the Company and the Institutional Investors are parties to that certain Stock Purchase Agreement, dated as of the date of this Agreement (the "Purchase Agreement"), whereby the Institutional Investors have agreed to purchase 6,666,667 shares of Class B Convertible Redeemable Preferred Stock of the Company (the "Preferred Shares").

            WHEREAS, as an inducement to the Institutional Investors to enter into the Purchase Agreement, and as a condition to the consummation of the transactions contemplated by the Purchase Agreement, the Company and Stone have entered into this Agreement intending to be bound by the terms and conditions hereinafter set forth and intending that the Institutional Investors become third party beneficiaries of this Agreement.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

            1. Indemnification and Release (a) Each of Stone, the Stone Principals and their Affiliates, and their respective officers, directors, stockholders, partners, agents, representatives successors, assigns and transferees (collectively, the "Stone Parties") hereby forever releases, forgives and discharges any claim, cause of action or potential claim that it or they may have or have had or might have in the future against (i) the Company and/or the Institutional Investors arising out of or in connection with the transactions contemplated by the Purchase Agreement or (ii) the Institutional Investors arising out of or in connection with the transactions contemplated by the Stone Repurchase Agreement or (iii) the Company arising out of or in connection with the Stone Repurchase Agreement as it relates to the value of the Stone Shares being repurchased, and any actual or alleged act, omission, transaction, practice, conduct, occurrence or other matter relating to any of the foregoing, including, but not limited to any subsequent increase in value of, or other event affecting, the Preferred Shares or the other equity securities of the Company. Without limiting the generality of the foregoing, the claims, causes of action and potential claims released include (A) any claim of fraud, fraudulent inducement, coercion, duress, breach of contract (express or implied), intentional or negligent misrepresentation, intentional interference with contract, detrimental reliance, and similar actions whether codified or under common law; (B) any claim for compensatory or punitive damages; (C) any claim for attorneys' fees, costs, disbursements and the like; and (D) any and all claims for pay for past service, compensation or other remuneration of any type. Further, for purposes of this Paragraph 1(a) references to the Company and the Institutional investors shall include their respective directors, officers, employees, stockholders, agents, successors, assigns and Affiliates; provided, however, that the Company shall not be deemed an Affiliate of any Institutional Investor or of Stone or any Stone Principal. For purposes of this Agreement, the term "Affiliate" means, with respect to any person or entity, any other person or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or entity (but does not include the Company) and the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

            (b) Each of the Institutional Investors and their respective officers, directors, stockholders, partners, employees, agents, representatives, Affiliates (which shall not include the Company), successors, assigns and transferees (collectively, the "Institutional Parties") hereby forever releases, forgives and discharges any claim, cause of action or potential claim that it or they may have or have had or might have in the future against Stone arising solely with respect to the value of the Preferred Shares being or becoming less than that paid under the Purchase Agreement, other than as a result of fraud, breach of contract (express or implied), or intentional or negligent misrepresentation by Stone or its Affiliates that occurred on or before the date of this Agreement.

            2. Covenant Not to Sue. (a) Each of the Stone Parties further agrees that, to the extent permitted by law, each will not, at any time hereafter, commence, maintain, prosecute, participate in as a party, permit to be filed by any other person on such party's behalf (to the extent it is within such party's control), or assist in the commencement or prosecution of, as an advisor, witness (unless compelled by legal process or court order, provided, in each case, such party must give prompt notice to the other that such demand has been made of such party) or otherwise, any action or proceeding of any kind, judicial or administrative (on such party's own behalf, on behalf of any other person and/or on behalf of or as a member of any alleged class of persons), in any court, agency, investigative or administrative body against the other party or any released person with respect to any actual or alleged act, omission, transaction, practice, conduct, occurrence or any other matter which such party released pursuant to Paragraph 1(a) of this Agreement. Each of the Stone Parties further represent that, as of the date of execution of this Agreement, none of such persons has taken any action encompassed by this Paragraph 2(a) or, if commenced prior to said date, such action has been terminated. If, notwithstanding the foregoing promises, any of the Stone Parties violates this Paragraph 2(a), the Stone Parties shall jointly and severally indemnify and hold harmless each of the Company and the Institutional Investors or any released person from and against any and all demands, assessments, judgments, costs, damages, losses and liabilities and attorneys' fees and other expenses which result from, or are incidents to, such violation.

                  (b) Each of the Institutional Parties further agrees that, to the extent permitted by law, each will not, at any time hereafter, commence, maintain, prosecute, participate in as a party, permit to be filed by any other person on such party's behalf (to the extent it is within such party's control), or assist in the commencement or prosecution of, as an advisor, witness (unless compelled by legal process or court order, provided, in each case, such party must give prompt notice to the other that such demand has been made of such party) or otherwise, any action or proceeding of any kind, judicial or administrative (on such party's own behalf, on behalf of any other person and/or on behalf of or as a member of any alleged class of persons), in any court, agency, investigative or administrative body against the other party or any released person with respect to any actual or alleged act, omission, transaction, practice, conduct, occurrence or any other matter which such party released pursuant to Paragraph 1(b) of this Agreement. Each of the Institutional Parties further represent that, as of the date of execution of this Agreement, none of such persons has taken any action encompassed by this Paragraph 2(b), or, if commenced prior to said date, such action has been terminated. If, notwithstanding the foregoing promises, any of the Institutional Parties violates this Paragraph 2(b), the Institutional Parties shall jointly and severally indemnify and hold harmless Stone from and against any and all demands, assessments, judgments, costs, damages, losses and liabilities and attorneys' fees and other expenses which result from, or are incidents to, such violation.

            3. Standstill Provisions.

            For a period commencing on the date hereof and ending on the date which is three years from the date of this Agreement:

                  (a) Each of Stone and any Stone Principal or any entity controlled by any of them (it being understood that entities in which Stone or a Stone Principal may serve on the board of directors and/or maintain an ownership interest are not necessarily controlled by Stone or such Stone Principal) (collectively, the "Stone Control Group") agrees, as a current or future record or beneficial stockholder, to vote or cause to be voted all voting equity of the Company beneficially owned by any of them in the manner recommended to stockholders by the Board of Directors of the Company.

                  (b) Unless the prior written consent of the Board of Directors of the Company has been obtained, each member of the Stone Control Group agrees that such member shall not, and shall cause any other entity deemed a member of the Stone Control Group over which it exerts control not to:

                        (i) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934 (the "Exchange Act")) in opposition to the recommendation of the Board of Directors of the Company with respect to any matter; or

                        (ii) deposit any Common Stock or other voting securities of the Company in a voting trust or subject them to a voting agreement or other instrument of similar effect, except as set forth in this Agreement; or

                        (iii) acquire or permit any entity under its control to acquire or offer to acquire or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities of the Company; or

                        (iv) join a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of voting securities of the Company within the meaning of Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

                        (v) initiate, propose or otherwise solicit stockholders for any matter at any time, or induce or attempt to induce any other person to initiate any stockholder proposal or a tender offer for shares of the Company's securities or any change of control of the Company, or for the purpose of convening a stockholder's meeting of the Company; or

                        (vi) take any action by written consent in lieu of a meeting of stockholders.

                  (c) Each member of the Stone Control Group acknowledges and agrees that an appropriate legend shall be placed on any shares of the Company held by him or it or hereafter acquired and instructions shall be given to the transfer agent of the Company's securities reflecting the provisions of this Paragraph 3.

            4. Representation by Counsel; Interpretation.

                  (a) Each of the parties hereto have consulted with independent legal counsel of their choice before signing this Agreement, as well as the Purchase Agreement or Stone Repurchase Agreement, as appropriate. Each of the parties hereto further acknowledges that they have carefully read this Agreement and such other agreements in their entirety; that they have had an adequate opportunity to consider this Agreement and such other agreements and to consult with any advisors of their choice about them; that they have consulted independent counsel of their choice who has answered to their satisfaction all questions regarding this Agreement and such other agreements; that they understand all the terms of this Agreement and their significance; that they knowingly and voluntarily assent to all the terms and conditions contained herein; and that they are signing this Agreement voluntarily and of their own free will.

                  (b) In the interpretation of this Agreement, whether by a court or otherwise, no weight or presumption shall be given or ascribed by virtue of the drafting of this Agreement by one party or the other; both parties shall be deemed to have contributed to the drafting of this Agreement equally.

            5. Governing Law. This Agreement shall be deemed to have been made and fully performed in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law rules thereof. Any action, suit or proceeding arising out of, or in connection with, this Agreement shall be adjudicated in a court of competent jurisdiction located in the State of New York. The parties hereto unconditionally waive any right to a trial by jury and any objection which either of them may now or hereafter have to the establishment of venue as aforementioned or that any action, suit or proceeding has been brought in an inconvenient forum.

            6. Notices. All notices required or permitted to be given by either party hereunder, including notice of change of address, shall be in writing and delivered by hand, or mailed, postage prepaid, certified or registered mail, return receipt requested, to the other party at such party's address as set forth above.

            7. Survival. The provisions of Paragraphs 1, 2, 3, 4 and 5 of this Agreement shall survive the expiration, termination or cancellation of this Agreement.

            8. Miscellaneous.

                  (a) Entire Agreement. This Agreement constitutes the entire Agreement among the parties with respect to the subject matter hereof and supersedes any and all prior oral or written agreements and understandings. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect among the parties. This Agreement may not be amended, and no provision hereof shall be waived, except by a writing signed by all of the parties hereto, or in the case of a waiver, by the party waiving compliance therewith, which states that it is intended to amend or waive a provision of this Agreement. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or failure to act in any other instance, whether or not similar.

                  (b) Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or prohibited by an applicable law, this Agreement shall be considered divisible as to such provision, which shall be inoperative, and the remainder of this Agreement shall be valid and binding as though such provision were not included herein.

                  (c) Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, including the Institutional Investors, and their respective successors and assigns (other than, for purposes of Paragraph 3 only, those persons or entities not deemed a member of the Stone Control Group).

                  (d) Headings. All headings in this Agreement are for convenience only and are not intended to affect the meaning of any provision hereof.

                  (e) Counterparts. This Agreement may be executed in two or more counterparts with the same effect as if the signatures to all such counterparts were upon the same instrument, and all such counterparts shall constitute but one instrument.

            IN WITNESS WHEREOF, each of the undersigned have caused the execution of this Agreement by is duly authorized officers as of the day and year first written above.


                                WEBSTAKES.COM, INC.

                                By: /s/ [ILLEGIBLE]
                                  ----------------------------------------------
                                  Name: [ILLEGIBLE]
                                  Title: President


                                STONE INVESTMENTS, INC., on behalf of itself and its directors and officers

                                By: /s/ Harry T. Carneal
                                  ----------------------------------------------
                                  Name: Harry T. Carneal
                                  Title: President

                                    /s/ Harry T. Carneal
                                ------------------------------------------------
                                HARRY T. CARNEAL

                                ------------------------------------------------
                                JAMES M. FAIL

            IN WITNESS WHEREOF, each of the undersigned have caused the execution of this Agreement by its duly authorized officers as of the day and year first written above.


                                WEBSTAKES.COM, INC.

                                By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                                STONE INVESTMENTS, INC., on behalf of itself and its directors and officers

                                By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                ------------------------------------------------
                                HARRY T. CARNEAL

                                /s/ James M. Fail
                                ------------------------------------------------
                                JAMES M. FAIL

                                    EXHIBIT G

         REGISTRATION RIGHTS AGREEMENT AMONG WEBSTAKES.COM, INC. AND
                                 THE PURCHASERS

                         REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (the "Agreement") is made and entered into as of June 14, 1999, by Webstakes.com, Inc., a Delaware corporation (together with its successors, the "Company") and each of the parties listed on Exhibit A attached hereto (each, a "Purchaser," collectively, the "Purchasers").

                                  BACKGROUND:

            A. The Company desires to sell to each of the Purchasers, and each of the Purchasers is willing to purchase from the Company, certain shares of Class B Convertible Redeemable Preferred Stock, par value $.01 per share as set forth on Exhibit A hereto (such class of stock being called the "Preferred Stock").

            B. The Preferred Stock is convertible into common stock, par value $0.01 per share, of the Company (such class of stock being called the "Common Stock").

            C. In order to induce each of the Purchasers to purchase the Preferred Stock from the Company, the Company has agreed to grant certain rights to each of the Purchasers with respect to the registration of the Common Stock acquired upon conversion of the Preferred Stock.

            Therefore, in consideration of the premises and the covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and confessed, the parties hereby agree as follows:

                                  AGREEMENTS:

1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

            "Common Securities" means the Common Stock into which the Preferred Securities are converted and any other securities of the Company into which the Preferred Securities are converted or convertible pursuant to the terms thereof and any other securities into which such Common Stock or other securities are changed, reclassified, split, combined, or converted or for which they are exchanged by amendment to the Company's Certificate of Incorporation or by consolidation, merger, conversion, or otherwise.

            "Common Stock" has the meaning given it under the caption "Background."

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

            "Holders" means each of the Purchasers, for so long as it is the registered owner of any of the Registrable Securities, and each successor and assign of a Purchaser, for so long as such successor and assign is a registered owner of any of the Registrable Securities. The plural term is applicable whether there is one or more Persons who meet the definition.

            "Majority" means, with respect to the Holders (or any subgroup of Holders), the Holders (or Holders within such subgroup) who are the registered owners of a majority of the outstanding Registrable Securities owned by all Holders (or Holders within such subgroup); provided however, that, if there is more than one class of Common Securities outstanding at any time, each class shall be assigned a fair value relative to each other class by the Board of Directors of the Company, acting reasonably and in good faith, and the term "Majority" will be the Holders (or the Holders within such subgroup) of outstanding Registrable Securities having a majority of the value of the outstanding Registrable Securities owned by all Holders (or Holders within such subgroup). For purposes of this definition, each Preferred Security will be deemed to be the number and type of Common Securities into which it is convertible by its terms (or would be so convertible at the date on which it first becomes exercisable if the passage of time or the occurrence of some event is required before such Preferred Security becomes convertible).

            "NASD" means the National Association of Securities Dealers, Inc.

            "Person" means an individual, partnership, corporation, limited liability company, trust, unincorporated organization or government or agency or political subdivision thereof.

            "Preferred Securities" means the shares of Preferred Stock and any other securities into which such shares are changed, reclassified, split, combined, or converted or for which they are exchanged by amendment to the Company's Certificate of Incorporation or by consolidation, merger, conversion, or otherwise other than as a result of the conversion thereof pursuant to the conversion feature thereof.

            "Preferred Stock" has the meaning given it under the caption "Background."

            "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement.

            "Registrable Securities" means the Preferred Securities and the Common Securities but only so long as they remain Restricted Securities.

            "Registration Expenses" means any and all expenses incident to the Company's performance of or compliance with this Agreement, including (i) all registration and filing fees required by the SEC, stock exchanges, and the NASD;
(ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or Holders of Registrable Securities to be registered in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as a managing underwriter or a Majority of Holders of the Registrable Securities to be registered may designate); (iii) fees and expenses of any "qualified independent underwriter" required in accordance with the rules of the NASD; (iv) printing, messenger, telephone, and delivery expenses; (v) fees and disbursements of counsel for the Company and of the Company's independent public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) fees and expenses of the underwriters customarily required to be paid by issuers or sellers of securities (excluding (A) discounts, commissions, and fees of underwriters, selling brokers, dealer managers, or similar securities industry professionals relating to the distribution of the Registrable Securities, (B) transfer taxes relating to the distribution of the Registrable Securities, and (C) legal expenses of any Person other than the Company and the Holders of Registrable Securities to be registered as contemplated by clause (viii)); (vii) the costs of securities acts liability insurance, if the Company chooses to obtain such insurance; (viii) fees and expenses of counsel to the Holders of the Registrable Securities to be registered (who shall be selected by a Majority of such Holders); and (ix) and fees and expenses of other Persons related to the preparation, printing, and distribution of any Registration Statement, any Prospectus, any amendment or supplement to any Registration Statement or Prospectus, any underwriting agreement, any securities sales agreement, or any other document.

            "Registration Statement" means a Registration Statement, including the Prospectus included therein, registering, under the Securities Act, securities of the Company and all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits thereto, and all material incorporated by reference in such Registration Statement. The Company agrees that each Registration Statement in which Registrable Securities may be included under the Agreement will be on Form S-3 (or any form substituting therefor or the equivalent thereof) to the extent the Company is eligible to use such form.

            "Restricted Securities" means each of the Common Securities and the Preferred Securities from the date of its original issuance until (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is distributed to the public pursuant to Rule 144 under the Securities Act (or any similar provisions then in force), or (iii) it has otherwise been transferred and a new certificate, or other evidence of ownership, for it has been delivered by or on behalf of the Company and such certificate or other evidence of ownership does not bear a legend restricting the transfer thereof under federal securities laws and is not subject to any stop transfer order given by the Company to its transfer agent.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended from time to time.

            "Underwritten Offering" means an offering in which securities are sold to an underwriter (either on a firm commitment or best efforts basis) for reoffering to the public.

2. Registration Rights.

            (a) At any time the Company has equity securities outstanding that requires it to be subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, the Company shall, upon the written request of any Holder(s) of at least 25% of the outstanding Registrable Securities, use its best efforts to effect, as promptly as practical but in any event within 60 days after such request, the registration or qualification of Registrable Securities under the Securities Act and/or any other applicable federal and/or state securities laws in order to permit the sale or other disposition of some or all of the Registrable Securities of the requesting Holder(s) in the manner and in the jurisdictions described in such request. The Company shall not be required to effect more than three registrations pursuant to the provisions of this Subparagraph 2(a) if (and only if) the Registration Statement relating to each such registration remains effective for the period of time required by Subparagraph 3(a) and the Company otherwise complies with the provisions of Paragraph 3 with respect to each such registration. Notwithstanding anything to the contrary in this Agreement, no Holder has a right to have securities registered pursuant to this Subparagraph 2(a) during the first 180 days following the initial public offering of Common Stock by the Company. In addition, if the offering to which a registration is demanded under this Subparagraph 2(a) is not an underwritten offering, the Registrable Securities to be included in such registration may not exceed the greater of (i) 15% of the total outstanding shares of Common Stock (on a fully-diluted basis) or
(ii) such higher percentage that an investment bank of national reputation selected by mutual agreement of the Holder(s) demanding registration under this Subparagraph 2(a) and the Company (the fees and expenses of which investment bank will be paid by the Company) determines may be so registered without a material adverse effect on the market for the Company's securities. The limitations described in the preceding sentence do not apply to an underwritten offering (although such offering may be subject to customary underwriter cutbacks due to market conditions).

            (b) Each time the Company proposes to file a Registration Statement (other than in connection with the initial public offering of Common Stock or a Registration Statement on Form S-4 or S-8 or any form substituting therefor or the equivalent thereof) on which equity securities of the Company are to be registered for sale by the Company or any other Person (including a Registration Statement to be filed pursuant to Subparagraph 2(a))(a "Triggering Registration Statement"), the Company shall give written notice of such proposed filing to all Holders of Registrable Securities at least 30 days before the anticipated filing date of the Triggering Registration Statement and such notice shall offer each Holder of Registrable Securities the opportunity to have any or all of the Registrable Securities so held included in the Triggering Registration Statement or, at the option of the Company, in a separate Registration Statement to be filed concurrently with the Triggering Registration Statement. Each Holder of Registrable Securities desiring to have Registrable Securities registered under this Subparagraph 2(b) shall so advise the Company in writing within 30 days after the date such notice is given by the Company (which request shall set forth the amount of Registrable Securities for which registration is requested). The Company shall include in the Triggering Registration Statement or separate Registration Statement all such Registrable Securities so requested to be included therein. Notwithstanding the foregoing, if the Company has proposed to file the Triggering Registration Statement in connection with an Underwritten Offering by the Company and a managing underwriter of such offering delivers a written opinion to the Company that the total amount or kind of securities that the Company and any other Persons intend to include in such proposed offering is so large that it is likely to affect in a materially adverse way the success of such proposed offering, then the amount of securities to be offered for the accounts of Holders of Registrable Securities and such other Persons (other than the Company) shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such proposed offering to the amount recommended by such managing underwriter; provided, however, that the percentage reduction of such Registrable Securities shall not be greater than the percentage reduction of the securities of any such other Person. Furthermore, if a managing underwriter of an Underwritten Offering by the Company (but not any other Person) delivers an opinion to the Company that the inclusion in such proposed offering of any Registrable Securities would materially adversely affect the success of such proposed offering by the Company, the Registrable Securities need not be included and the notice of the proposed filing need not be given so long as the securities of any other Person (other than the Company) are not included therein. The Company agrees that it will not grant to any Person registration rights that are equal to or more favorable than those granted under this Agreement.

3. Registration Procedures. In connection with the Company's registration obligations pursuant to Paragraph 2 hereof, the Company will or, to the extent such matters are dependent on third parties, use its best efforts to:

            (a) after a Registration Statement relating to any or all Registrable Securities becomes effective, prepare and file with the SEC such post-effective amendments to such

Registration Statement as may be necessary to keep such Registration Statement effective for the lesser of (i) the period of time necessary to effect the complete distribution of the Registrable Securities thereunder and (ii) 180 days; cause the Prospectus to be supplemented by any required supplement and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act (it being understood that the Company shall not be deemed to have used its best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in Holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period);

            (b) notify the selling Holders of Registrable Securities and, if the sale of Registrable Securities is to be made in an Underwritten Offering, each managing underwriter, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when a Registration Statement covering such Registrable Securities, or any amendment or post-effective amendment thereto, has been filed, when the same has become effective, and when any supplement to the Prospectus has been filed, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that makes any statement made in the Registration Statement, the Prospectus, or any document incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus, or any document incorporated therein by reference in order to make the statements therein not misleading in any material respect;

            (c) obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

            (d) if reasonably requested by a managing underwriter of an Underwritten Offering or a Holder of Registrable Securities to be registered in connection with an Underwritten Offering, promptly incorporate in a Prospectus (by filing the Registration Statement or an amendment or post-effective amendment thereto or a supplement to the Prospectus, as appropriate) such information as the managing underwriter and the Majority of the Holders of the Registrable Securities being registered agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters, and any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering;

            (e) furnish to each selling Holder of Registrable Securities and each managing underwriter involved in an Underwritten Offering of such Registrable Securities, without charge, at least one signed copy of the Registration Statement covering such Registrable Securities and each amendment and post-effective amendment thereto (including exhibits) and a copy of all documents incorporated therein by reference;

            (f) deliver to each selling Holder of Registrable Securities and the underwriters, if any, involved in an Underwritten Offering of such Registrable Securities, without charge, as many copies of the Prospectus relating to such Registrable Securities (including each Preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request;

            (g) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, involved in an Underwritten Offering of such Registrable Securities, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities;

            (h) cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, involved in an Underwritten Offering of such Registrable Securities to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold; and enable such Registrable Securities to be in such denominations and registered in such names as a managing underwriter may request at least two business days prior to any sale of Registrable Securities to the underwriters;

            (i) cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

            (j) upon the occurrence of any event contemplated by Subparagraph 3(b)(v), prepare, file and use its best efforts to cause a supplement, amendment, or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference to be declared effective by the SEC or other requisite regulatory authority or file any other required document, within 30 days of such occurrence so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

            (k) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

            (l) enter into such agreements (including an underwriting agreement and agreements relating to indemnification) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities; provided the Company need not enter into any such agreement or take any such other action if it exposes the Company to liability greater than the liability to which issuers are customarily exposed in connection with offerings for the benefit of stockholders;

            (m) comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act; and

            (n) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

            The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

            Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Subparagraph 3(b)(v), such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Subparagraph 3(j) or until it is advised in writing by the Company that the use of the Prospectus may be resumed, which, in any event, shall be within 30 days of such notice of discontinuance. If so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. Any suspension or discontinuance of the effectiveness of the Registration Statement shall toll the 180 day period of effectiveness of the Registration Statement set forth in Paragraph 3(a) such that the number of days of any such suspension or discontinuance shall not be counted toward the 180 day period of effectiveness required by Paragraph 3(a).

4. Registration Expenses.

            (a) All Registration Expenses will be borne by the Company regardless of whether a Registration Statement relating to the Registrable Securities becomes effective. The Company will, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and the fees and expenses of any Person, including special experts, retained by the Company.

            (b) In connection with each Registration Statement registering the sale of Registrable Securities as required hereby, the Company will reimburse the Holders of Registrable Securities for Registration Expenses incurred by them.

5. Exchange Act Compliance; Rule 144. The Company covenants that, so long as it is required to do so during the term of this Agreement, it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder. In addition, the Company will take such further action as any Holder may reasonably request to enable such Holder to sell such Holder's Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

6. Participation in Underwritten Offerings. No Holder may participate in any Underwritten Offering arranged for by the Company or any other Person unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Company or the other Persons who arranged for such Underwritten Offering and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements. Nothing in this Paragraph shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person other than as set forth herein.

7. Indemnification. In the event any Registrable Securities are included in a Registration Statement pursuant to this Agreement:

                  (a) Company Indemnity. Without limitation of any other indemnity provided to any Holder, either in connection with the Preferred Stock offering or otherwise, to the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the affiliates, representatives, officers, directors and partners of each Holder, any underwriter (as defined in the Securities Act) for such Holder, and each Person, if any, who controls such Holder or underwriter (within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statements including any preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or (iv) any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company shall reimburse each Holder, affiliate, officer or director or partner, underwriter or controlling Person for reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or expense; provided, however, that the Company shall not be liable to any Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information by such Holder furnished expressly for use in connection with such registration by such Holder.

                  (b) Holder Indemnity. Each Holder shall indemnify and hold harmless the Company and any underwriter (as defined in the Securities Act) and each Person, if any, who controls the Company or the underwriter (within the meaning of the Securities Act or the Exchange Act), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities law, and the Holder shall reimburse the Company and each such underwriter or controlling person of any of the foregoing for reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; insofar as such losses, claims, damages or liabilities (or actions with respect thereof) arise out of or are based upon any statements or information provided in writing by such Holder to the Company specifically for use in connection with the registration statement. The amount any Holder shall be obligated to pay pursuant to this provision shall be limited to the net proceeds to such Holder of the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation.

                  (c) Notice; Right to Defend. Promptly after receipt by an indemnified party under this Paragraph 7 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Paragraph 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

                  (d) Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to this Agreement shall be limited to an amount equal to the net proceeds to such Holder of the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

                  (e) Survival of Indemnity. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registrable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

8. Limitations on Other Registration Rights. Except as otherwise set forth in this Agreement, the Company shall not, without the prior written consent of the Holders of Registrable Securities representing a majority thereof held by all the Holders, allow any Registration Statement filed on behalf of any Person (including the Company) other than a Holder to become effective during any period when the Company is not in compliance with this Agreement.

9. Remedies.

                  (a) Time is of Essence. The Company agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holders to sell their Registrable Securities as quickly as possible after such Holders have indicated to the Company that they desire their Registrable Securities to be registered. Any delay on the part of the Company not expressly permitted under this Agreement, whether material or not, shall be deemed a material breach of this Agreement.

                  (b) Remedies Upon Default or Delay. The Company acknowledges the breach of any part of this Agreement may cause irreparable harm to a Holder and that monetary damages alone may be inadequate. The Company therefore agrees that the Holder shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit a Holder's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

10. Further Assurances. From time to time after the date of this Agreement, each party to this Agreement will, at the expense of the requesting party, execute and deliver such further instruments and documents and take such other action as any other party to this Agreement may reasonably request in order more effectively to carry out or confirm the intent of this Agreement.

11. Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be personally delivered, delivered by facsimile or courier service, or mailed, certified with first class postage prepaid, to the address set forth below:

If to a Holder:         At the most current address given by such Holder to the
                        Company, in accordance with the provisions of this Paragraph, which address initially is, with respect to each Holder, the address set forth below such Holder's name on the signature page of this Agreement

If to the Company:      Initially at its address set forth below its name on the
                        signature page of this Agreement and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this Paragraph

Each such notice, request, demand, or other communication shall be deemed to have been given (whether actually received or not) on the date of actual delivery thereof, if personally delivered or delivered by facsimile transmission (if receipt is confirmed at the time of such transmission by telephone or facsimile-machine-generated confirmation), or on the third day following the date of mailing, if mailed in accordance with this Paragraph, or on the day specified for delivery to the courier service (if such day is one on which the courier service will give normal assurances that such specified delivery will be made). Any notice, request, demand, or other communication given otherwise than in accordance with this Paragraph shall be deemed to have been given on the date actually received. Any party may change its address for purposes of this Paragraph by giving written notice of such change to all other parties in the manner hereinabove provided. Whenever any notice is required to be given by law or by this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of that notice.

12. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

13. Parties Bound; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

14. Entirety; Amendments and Waivers. This Agreement (including any Exhibits hereto and the documents delivered pursuant hereto) constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings relating to the subject matter hereof and may be modified or amended only by an instrument in writing executed by the Company and each Holder of the Registrable Securities. Any party may waive any of the conditions contained herein or any of the obligations of any other party hereunder, but any such waiver shall be effective only if in writing and signed by the party waiving such conditions or obligations.

15. Paragraph Headings. The Paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16. Specific Performance. The Company hereby agrees and acknowledges that the remedy at law for any breach by the Company of the provisions of this Agreement will be inadequate and that the Holders shall be entitled to equitable remedies, including specific performance and injunctive relief, therefor.

17. Governing Law and Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE COURTS LOCATED IN DELAWARE AND AGREES THAT ANY LITIGATION BETWEEN THE PARTIES WILL BE FILED IN COURTS LOCATED IN DELAWARE.

18. Expenses. Except as otherwise expressly set forth herein, each party hereto will bear its own legal and other expenses incurred in connection with the preparation, execution, and performance of this Agreement.

19. Attorney's Fees. If any action is brought to enforce or interpret the terms of this Agreement (including through arbitration), the prevailing party shall be entitled to reasonable legal fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

20. Counterparts. This Agreement may be executed in any number of counterparts and shall be effective when each party hereto has executed at least one counterpart, with the same effect as if all signing parties had signed the same document. All counterparts will be construed together and evidence only one agreement, which, notwithstanding the actual date of execution of any counterpart, shall be deemed to be dated day and year first written above. In making proof of this Agreement, it shall not be necessary to account for a counterpart executed by any party other than the party against whom enforcement is sought or to account for more than one counterpart executed by the party against whom enforcement is sought.

21. Execution by Facsimile. The manual signature of any party hereto that is transmitted to any other party by facsimile shall be deemed for all purposes to be an original signature.

22. Non-Waiver; Rights are Cumulative. Neither a failure of a party to this Agreement to exercise any power reserved to it in this Agreement or any ancillary agreement or to insist upon compliance by any other party hereto with any obligation or condition in this Agreement or any ancillary agreement nor any custom or practice of the parties at variance with the terms hereof or any ancillary agreement shall constitute a waiver of such first party's rights to demand exact compliance with the terms of this Agreement or such ancillary agreement. Waiver by a party to this Agreement of any particular default shall not affect or impair such party's right with respect to any subsequent default of the same or of a different nature; nor shall any delay, forbearance, or omission of such party to exercise any power or right arising out of any breach or default by any other party hereto of any of the terms, provisions, or covenants of this Agreement or under any ancillary agreement affect or impair such first party's rights; nor shall such constitute a waiver by such first party of any rights hereunder or under any ancillary agreement or rights to declare any subsequent breach or default. Subsequent acceptance by a party to this Agreement of any performance or payments due to it hereunder or any ancillary agreement will not be deemed to be a waiver by such first party of any preceding breach by any other party of any terms, provisions, covenants, or conditions of this Agreement or any ancillary agreement. Each party's rights under this Agreement and the ancillary agreements are cumulative and neither the existence of, nor the exercise or enforcement by a party of, any right or remedy under this Agreement or the ancillary agreements shall preclude the exercise or enforcement by such party of any other right or remedy under this Agreement, any ancillary agreement, or law.

23. No Strict Construction. This Agreement is the result of substantial negotiations among the parties and their counsel and has been prepared by their joint efforts. Accordingly, the fact that counsel to one party or another may have drafted this Agreement or any portion hereof is immaterial and this Agreement will not be strictly construed against any party.

24. Construction. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine, and neuter. Unless otherwise stated, all references to Paragraphs or Subparagraphs are to paragraphs or subparagraphs of this Agreement. All references in this Agreement to "dollars" or "$" means United States of America dollars. The term "including" and variations of the term mean including without limitation.

[THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY.]

            Executed on the date or dates indicated below, to be effective as of the date first written above.

                                                  WEBSTAKES.COM, INC


                                                  By: /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                  Title: CEO
                                                        ------------------------
                                                  Date: June 14, 1999
                                                       -------------------------

                                                  Address:
                                                  11 West 19th Street
                                                  10th Floor
                                                  New York, New York 10011
                                                  Facsimile Number: 212-857-4743

                                                XL VENTURES, LLC

                                                By: XL Ventures (Delaware), Inc.
                                                    Its Managing Member


                                                --------------------------------
                                                By: Mark A. Angelson
                                                    Deputy Chairman

                                                Date:________________, 1999

                               AT HOME CORPORATION, a Delaware
                               corporation


                               By: /s/ Mark C. Stevens
                                  -----------------------------
                               Name: Mark C. Stevens
                               Title: Executive Vice President, Business Affairs
                               Date: June 10, 1999

                                  CHANCELLOR PRIVATE CAPITAL
                                  PARTNERS III, L.P.

                                  BY: CPCP Associates, L.P., its General Partner

                                  BY: INVESCO Private Capital, Inc., its General
                                      Partner


                                  By: /s/ Howard Goldstein
                                     -------------------------------------------
                                  Name:  Howard Goldstein

                                  Title: Managing Director

                                  Date: June 10, 1999

                                  CHANCELLOR PRIVATE CAPITAL OFFSHORE
                                  PARTNERS II, L.P.

                                  By: CPCO Associates, L.P., its Investment
                                      General Partner

                                  By: INVESCO Private Capital, Inc., its General
                                      Partner


                                  By: /s/ Howard Goldstein
                                     -------------------------------------------
                                  Name: Howard Goldstein

                                  Title: Managing Director

                                  CHANCELLOR PRIVATE CAPITAL OFFSHORE
                                  PARTNERS I, C.V.

                                  By: Chancellor KME IV Partner, L.P., its
                                      Investment General Partner

                                  By: INVESCO Private Capital, Inc., its General
                                      Partner


                                  By: /s/ Howard Goldstein
                                     -------------------------------------------
                                  Name: Howard Goldstein

                                  Title: Managing Director

                               CITIVENTURE 96 PARTNERSHIP, L.P.

                               By: INVESCO Private Capital, Inc., its investment
                                   Advisor


                               By: /s/ Howard Goldstein
                                  -------------------------------------------
                               Name: Howard Goldstein

                               Title: Managing Director

                                                 MS CUBED, LLC


                                                 By: /s/ Jeffrey [ILLEGIBLE]
                                                    ----------------------------

                                                 Name: Jeffrey [ILLEGIBLE]
                                                      --------------------------

                                                 Title: Managing Member
                                                       -------------------------

                                                 Date: [ILLEGIBLE], 1999
                                                      --------------------------

                                                 MAMARONECK CAPITAL LLC


                                                 BY: /s/ Andy Stenzler
                                                    ----------------------------

                                                 Name: Andy Stenzler
                                                      --------------------------

                                                 Title: Manager
                                                       -------------------------

                                                 Date: June 10, 1999
                                                       -------------------------

                                                 DRAKE & CO. FOR THE ACCOUNT OF
                                                 CITIVENTURE III


                                                 By: /s/ Michael Going
                                                    ----------------------------
                                                 Name: Michael Going
                                                       -------------------------
                                                 Title: DRAKE & CO. NOMINEE
                                                       -------------------------

                                                 DATE:  6/10/99
                                                       -------------------------

                                     PROSPECT STREET NYC DISCOVERY
                                     FUND, L.P.

                                     By: PROSPECT STREET DISCOVERY
                                         FUND, INC., its general partner


                                     By: /s/ Stephen G. Hall
                                         ---------------------------------------
                                     Name: STEPHEN G. HALL
                                           -------------------------------------
                                     Title: Principal
                                            ------------------------------------

                                     Date:________________, 1999

                                     CATTERTON-SIMON PARTNERS III, L.P.

                                     By: Catterton-Simon Managing Partner III,
                                         L.L.C., its general partner

                                     By: /s/ Craig H. Sakin
                                         ---------------------------------------
                                         Name: Craig H. Sakin
                                         Title: Authorized Person

                                     Date:         6/11/99
                                           -------------------------------------


                                     CHANNEL-WEBSTAKES, LLC

                                     By: Catterton Partners Management Company
                                         LLC, its Managing Member

                                     By: /s/ Craig H. Sakin
                                         ---------------------------------------
                                         Name: Craig H. Sakin
                                         Title: Authorized Person

                                     Date:         6/11/99
                                           -------------------------------------

WINSTON PARTNERS, L.P.                      RAJ SANDHU

By: Chatterjee Fund Management, L.P., its
general partner                             ------------------------------------

    By: /s/ Peter A. Hurwitz                Date:
        ---------------------------------         ------------------------------

    Date:                                   Address for notices:
          -------------------------------
                        Peter A. Hurwitz    101 W. 67th Street Apt. #47D
Address for notices:    Attorney in Fact    New York, NY 10023

c/o The Chatterjee Group
888 Seventh Avenue Suite 3000               PETER HURWITZ
New York, NY 10106
                                            /s/ Peter A. Hurwitz
                                            ------------------------------------
WINSTON PARTNERS II LLC
                                            Date:
By: Chatterjee Advisors LLC, its Manager          ------------------------------
                                            Address for notices:
    By: /s/ Peter A. Hurwitz   Manager
        ---------------------------------   40 Half Moon Lane
                                            Irvington, NY 10533
    Date:
          -------------------------------
                                            ADAM GRAEV
Address for notices:
                                            /s/ Adam Graev
c/o The Chatterjee Group                    ------------------------------------
888 Seventh Avenue Suite 3000
New York, NY 10106                          Date:
                                                  ------------------------------
                                            Address for notices:
WINSTON PARTNERS II LDC
                                            525 East 72nd Street Apt. #7B
    By: /s/ Peter A. Hurwitz                New York, NY 10021
        ---------------------------------

    Date:                                   DILIP ADVANI
          -------------------------------
                        Peter A. Hurwitz    /s/ Delip Advani
Address for notices:    Attorney in Fact    ------------------------------------

c/o Citco                                   Date:
Kaya Flamboyan 9                                  ------------------------------
Willemstad, Curacao
Netherlands Antilles                        Address for notices:

                                            167 East 61st Street
                                            Apt. 17D
                                            New York, NY 10021

WINSTON PARTNERS, L.P.                      RAJ SANDHU

By: Chatterjee Fund Management, L.P., its   /s/ Raj Sandhu
general partner                             ------------------------------------

    By: /s/ Peter A. Hurwitz                Date:
        ---------------------------------         ------------------------------
        Attorney-in-Fact
    Date:                                   Address for notices:
          -------------------------------
                                            101 W. 67th Street Apt. #47D
Address for notices:                        New York, NY 10023

c/o The Chatterjee Group
888 Seventh Avenue Suite 3000               PETER HURWITZ
New York, NY 10106
                                            /s/ Peter A. Hurwitz
                                            ------------------------------------
WINSTON PARTNERS II LLC
                                            Date:
By: Chatterjee Advisors LLC, its Manager          ------------------------------
                                            Address for notices:
    By: /s/ Peter A. Hurwitz   Manager
        ---------------------------------   40 Half Moon Lane
                                            Irvington, NY 10533
    Date:
          -------------------------------
                                            ADAM GRAEV
Address for notices:
                                            /s/ Adam Graev
c/o The Chatterjee Group                    ------------------------------------
888 Seventh Avenue Suite 3000
New York, NY 10106                          Date:
                                                  ------------------------------
                                            Address for notices:
WINSTON PARTNERS II LDC
                                            525 East 72nd Street Apt. #7B
    By: /s/ Peter A. Hurwitz                New York, NY 10021
        ---------------------------------
        Attorney-in-Fact
    Date:                                   DILIP ADVANI
          -------------------------------
                                            /s/ Dilip Advani
Address for notices:                        ------------------------------------

c/o Citco                                   Date:
Kaya Flamboyan 9                                  ------------------------------
Willemstad, Curacao
Netherlands Antilles                        Address for notices:

                                            167 East 61st Street
                                            Apt. 17D
                                            New York, NY 10021

                                     THE TRAVELERS INSURANCE COMPANY


                                     By: /s/ Jordan M. Stitzer

                                     Name: JORDAN M. STITZER
                                           Vice President
                                     Title:

                                     Date:                    , 1999

                                     PRIMUS CAPITAL FUND IV LIMITED
                                     PARTNERSHIP

                                     By: Primus Venture Partners IV Limited
                                         Partnership, its General Partner

                                     By: Primus Venture Partners IV, Inc., its
                                         General Partner


                                     By: /s/ Kevin J. McGinty
                                         ---------------------------------------

                                     Name: Kevin J. McGinty
                                           -------------------------------------

                                     Title: Managing Director
                                            ------------------------------------

                                     PRIMUS EXECUTIVE FUND LIMITED
                                     PARTNERSHIP

                                     By: Primus Venture Partners IV Limited
                                         Partnership, its General Partner

                                     By: Primus Venture Partners IV, Inc., its
                                         General Partner


                                     By: /s/ Kevin J. McGinty
                                         ---------------------------------------

                                     Name: Kevin J. McGinty
                                           -------------------------------------

                                     Title: Managing Director
                                            ------------------------------------

                                     ALLEN CAPITAL ARCHON PARTNERS L.P.

                                     By: Allen Capital Inc.


                                     By: /s/ Brad Roberts
                                         ---------------------------------------
                                         Brad Roberts, President

                                     I WIN INVESTORS, LLC


                                     By: /s/ Robert Russell
                                         ---------------------------------------
                                         Name: Robert Russell
                                         Title: Manager

                                     ALPINE SPECTRUM INVESTORS LLC


                                     By: G(2) Investment Partners Mgr
                                         ---------------------------------------


                                     By: [ILLGIBLE]
                                         ---------------------------------------

                                     GREENBERG FAMILY FUND LLC


                                     /s/ Arnold Greenberg
                                     -------------------------------------------
                                     Name: Arnold Greenberg, Manager
                                     Date: June     , 1999

                                     NATIONAL BROADCASTING COMPANY, INC.


                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------------

                                     Name:
                                           -------------------------------------

                                     Title:
                                            ------------------------------------

                                     Date: ________________, 1999

[Registration Rights Agreement]

                                     WPG SOFTWARE FUND, L.P.

                                     By:   Weiss Peck & Greer, LLC, Its General
                                           Partner

                                     By: /s/ McGehee Porter
                                         ---------------------------------------
                                         Name:  McGehee Porter
                                         Title  Managing Director


                                     WPG INSTITUTIONAL SOFTWARE FUND, L.P.

                                     By:   Weiss Peck & Greer, LLC, Its General
                                           Partner

                                     By: /s/ McGehee Porter
                                         ---------------------------------------
                                         Name:  McGehee Porter
                                         Title  Managing Director


                                     WPG NETWORKING FUND, L.P.

                                     By:   Weiss Peck & Greer, LLC, Its General
                                           Partner

                                     By: /s/ McGehee Porter
                                         ---------------------------------------
                                         Name:  McGehee Porter
                                         Title  Managing Director


                                     CA CAPITAL MANAGEMENT LTD.

                                     By: /s/ McGehee Porter
                                         ---------------------------------------
                                         Name:  McGehee Porter
                                         Title: Managing Director

                                    EXHIBIT A

                                  Investor List

                                                       Dollar Investment   Number of Shares
                                                       -----------------   ----------------
XL Ventures, LLC                                          $ 7,000,000         1,166,667
At Home Corporation                                         7,000,000         1,166,667
Chancellor Private Capital Partners III, L.P.                 496,962            82,827
Chancellor Private Capital Offshore Partners II, L.P.         818,586           136,431
Chancellor Private Capital Offshore Partners I, C.V.           75,738            12,623
Citiventure 96 Partnership, L.P.                            1,945,314           324,219
MS Cubed LLC                                                  750,000           125,000
Mamaroneck Capital LLC                                         99,996            16,666
Drake & Co. for the Account of Citiventure III                813,402           135,567
Prospect Street NYC Discovery Fund L.P.                     5,000,000           833,333
Catterton-Simon Partners III, L.P.                          1,000,000           333,333
Channel-Webstakes, LLC                                      1,200,000
Winston Partners, L.P.                                        700,000           116,667
Winston Partners II LLC                                       700,000           116,667
Winston Partners II LDC                                       500,000            83,333
Raj Sandhu                                                     58,000             9,667
Peter Hurwitz                                                  15,000             2,500
Adam Graev                                                     12,000             2,000
Dilip Advani                                                   15,000             2,500
The Travelers Insurance Company                             5,000,000           833,333
Primus Capital Fund IV Limited Partnership                  2,880,000           480,000
Primus Executive Fund Limited Partnership                     120,000            20,000
Allen Capital Archon Partners L.P.                          1,000,000           166,667
I Win Investors, LLC                                          500,000            83,333
Alpine Spectrum Investors LLC                                 500,000            83,333
Arnold Greenberg                                            1,000,000           166,667
National Broadcasting Company, Inc.                         1,000,000           166,667
WPG Software Fund, L.P.                                                         114,000
WPG Institutional Software Fund L.P.                                            248,800
WPG Networking Fund L.P.                                                         27,200
CA Capital Management Ltd.                                                       10,000

      TOTAL                                                39,999,998         6,666,667
                                                          ===========         =========

                                    EXHIBIT H

                 ESCROW AGREEMENT AMONG WEBSTAKES.COM, INC.,
                       THE PURCHASERS AND THE ESCROW AGENT

                                   Exhibit H

                                ESCROW AGREEMENT

      This AGREEMENT made this 10th day of June, 1999 between Webstakes.com, Inc., a Delaware corporation (the "Issuer"), Reed Smith Shaw & McClay LLP, a limited liability partnership organized under the laws of the Commonwealth of Pennsylvania (the "Escrow Agent"), and the parties listed on Exhibit A (each a "Purchaser" and collectively the "Purchasers").

                              W I T N E S S E T H:

      WHEREAS, the Issuer and the Purchasers intend to execute a certain Stock Purchase Agreement dated June 11, 1999 (the "Purchase Agreement") relating to the sale of 6,666,667 shares of the Issuer's Class B Convertible Redeemable Preferred Stock (the "Shares") to be conducted pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "Act"); and

      WHEREAS, the Issuer proposes to establish the Escrow Account (as defined below) with the Escrow Agent in connection with the Purchase Agreement and the Escrow Agent is willing to establish such Escrow Account (as defined below) on the terms and subject to the conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    Escrow Funds.

            1.1 Each Purchaser shall deposit with the Escrow Agent the respective sum applicable to such Purchaser as set forth on Exhibit A (the "Escrowed Funds"), into a federally insured non-interest-bearing escrow account established by the Escrow Agent (the "Escrow Account"). Each Purchaser agrees that the Escrow Agent shall not be obligated to accept deposits not made in the form of a wire transfer. Amounts deposited in the Escrow Account which have cleared the federal funds wire system are herein referred to as the "Escrowed Funds".

            1.2 The Escrowed Funds shall be wired to the Escrow Account as follows:

            Bank Name:       Summit Bank, Princeton, New Jersey
            ABA No.:         021-202162
            Account Name:    Reed Smith Shaw & McClay LLP Attorney Trust Account
            Account No.:     901707619

      2.    Disbursement from the Escrow Account.

            2.1 In the event that at any time up to the close of banking hours on June 16, 1999 (the "Termination Date"), the Escrow Agent receives a joint instruction letter ("Instruction Letter") executed by (i) Stone Investments, Inc., (ii) the Issuer and (iii) Neil S. Belloff, Esq. (or such other designee as determined by the Purchasers) on behalf of the Purchasers, stating that the conditions to close the transactions contemplated by the Purchase Agreement, as set forth in Sections 5 through 7 inclusive, thereof, have been satisfied, the Escrow Agent shall thereafter (i) disburse the sum of twenty-four million dollars to Stone Investments, Inc.; and (ii) disburse the amount of the Escrowed Funds less twenty-four million dollars to the Issuer.

            2.2 In the event the Escrow Agent does not receive the Instruction Letter before the Termination Date, the Escrow Agent shall promptly refund to each Purchaser the amount of Escrowed Funds received from such Purchaser which is then held in the Escrow Account, without interest thereon or deduction therefrom, and the Escrow Agent shall notify the Issuer thereof.

            2.3 Upon disbursement of the Escrowed Funds pursuant to the terms of this Section 2, the Escrow Agent shall be relieved of all further obligations and released from all liability under this Agreement. It is expressly agreed and understood that in no event shall the aggregate amount of payments made by the Escrow Agent exceed the amount of the Escrowed Funds.

      3. Rights, Duties and Responsibilities of Escrow Agent. The parties hereto acknowledge and recognize that the Escrow Agent has acted as counsel for the Issuer. The parties hereto covenant and agree that in performing any of its duties under this Agreement, the Escrow Agent shall not be liable for any loss, costs or damage which it may incur as a result of serving as Escrow Agent hereunder, except for any loss, costs or damage arising out of its willful default or gross negligence. Specifically, Escrow Agent shall not incur any liability with respect to (i) any action taken or omitted to be taken in good faith with respect to any questions relating to the duties and responsibilities hereunder, or (ii) any action taken or omitted to be taken in reliance upon any document, including any written notice of instruction provided for in this Escrow Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons and to conform with the provisions of this Escrow Agreement. Purchasers and Issuer hereby agree to indemnify and hold harmless the Escrow Agent against any and all losses, claims, damages, liabilities and expenses, including without limitation, reasonable attorneys' fees and disbursements which may be imposed upon or incurred by the Escrow Agent in connection with its serving as Escrow Agent hereunder.

      4. Resignation of Escrow Agent. The Escrow Agent may, at any time prior to the receipt by the Escrow Agent of a written notice of dispute from either of the parties, resign as Escrow Agent. Such resignation shall be permissible and effective upon the delivery of the Escrowed Funds by the Escrow Agent to a bank or attorney as shall be chosen by the Escrow Agent or mutually selected by Issuer and Purchaser.

      5. Indemnification and Contribution.

            5.1 The Issuer agrees to indemnify the Escrow Agent and its officers, directors, employees, agents and shareholders (jointly and severally the "Indemnitees") against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitees arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, unless such action, claim or proceeding is the result of the willful misconduct of the Indemnitees.

            5.2 If the indemnification provided for in this Section 5 is applicable, but for any reason is held to be unavailable, the Issuer shall contribute such amounts as are just and equitable to pay, or to reimburse the Indemnitees for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including counsel fees, actually incurred by the Indemnitees as a result of or in connection with, and any amount paid in settlement of any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indemnitors.

            5.3 Any Indemnitee which proposes to assert the right to be indemnified under this Section 5, promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnitee in respect of which a claim is to be made against the Issuer under this Section 5, will notify the Issuer of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify the Issuer of any such action, suit or proceeding shall not relieve the Issuer from any liability which it may have to any Indemnitee otherwise than under this Section
5. In case any such action, suit or shall be brought against any Indemnitee and it shall notify the Issuer of the commencement thereof, the Issuer shall be entitled to participate in and, to the extent that they shall wish, to assume the defense thereof, with counsel satisfactory to such Indemnitee. The Indemnitee shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the employment of counsel by such Indemnitee has been authorized b the Issuer, (ii) the Indemnitee shall have concluded reasonably that there may be a conflict of interest among the Issuer and the Indemnitee in the conduct of the defense of such action (in which case the Issuer shall not have the right to direct the defense of such action on behalf of the Indemnitee) or (iii) the Issuer in fact shall not have employed counsel to assume the defense of such action, in each of which case the fees and expenses of counsel shall be borne by the Issuer.

            5.4 The provisions of this Section 5 shall survive any termination of this Agreement, whether by disbursement of the Escrowed Funds, resignation of the Escrow Agent or otherwise.

      6. Governing Law and Assignment. This Agreement shall be construed in accordance with and governed by the laws of the State of New York and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that any assignment or transfer by any party of its rights under this Agreement or with respect to the Escrowed Funds shall be void as against the Escrow Agent unless: (a) written notice thereof shall be given to the Escrow Agent; and (b) the Escrow Agent shall have consented in writing to such assignment or transfer.

      7. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

      8. Captions. All captions are for convenience only and shall not limit or define the text hereof.

      9. Execution in Several Counterparts. This Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

      10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (written or oral) of the parties in connection herewith.

      IN WITNESS OF, the undersigned have executed this Agreement as of the day and year first above written.

                                    WEBSTAKES.COM, INC.
                                    (the Issuer)

                                    By: ________________________________________
                                        Steven H. Krein, Chief Executive Officer


                                    REED SMITH SHAW & McCLAY LLP
                                    (the Escrow Agent)

                                    By: ________________________________________
                                        Bari S. Krein, Partner

                                        XL VENTURES, LLC

                                        By: XL Ventures (Delaware), Inc.
                                            Its Managing Member

                                            _____________________________
                                            By: Mark A. Angelson
                                                Deputy Chairman

                                            Date: _________________, 1999

                                        AT HOME CORPORATION, a Delaware
                                        corporation

                                        By: _____________________________
                                        Name: Mark C. Stevens
                                        Title: Executive Vice President,
                                        Business Affairs
                                        Date: June    , 1999

                                        PROSPECT STREET NYC DISCOVERY
                                        FUND, L.P.

                                        By: PROSPECT STREET DISCOVERY
                                            FUND, INC., its general partner

                                        By: _______________________________

                                        Name: _____________________________

                                        Title: ____________________________

                                        Date: _______________________, 1999

                                        CHANCELLOR PRIVATE CAPITAL
                                        PARTNERS III, L.P.

                                        BY: CPCP Associates, L.P., its General
                                            Partner

                                        BY: INVESCO Private Capital, Inc., its
                                            General Partner

                                        By: _______________________________

                                        Name: _____________________________

                                        Title: ____________________________

                                        Date: _______________________, 1999

                                        CHANCELLOR PRIVATE CAPITAL OFFSHORE
                                        PARTNERS II, L.P.

                                        By: CPCO Associates, L.P., its
                                            Investment General Partner

                                        By: INVESCO Private Capital, Inc., its
                                            General Partner

                                        By: _______________________________

                                        Name: _____________________________

                                        Title: ____________________________

                                        CHANCELLOR PRIVATE CAPITAL OFFSHORE
                                        PARTNERS I, C.V.

                                        By: Chancellor KME IV Partner, L.P., its
                                            Investment General Partner

                                        By: INVESCO Private Capital, Inc., its
                                            General Partner

                                        By: _______________________________

                                        Name: _____________________________

                                        Title: ____________________________

                                        CITIVENTURE 96 PARTNERSHIP, L..P.

                                        By: INVESCO Private Capital, Inc., its
                                            Investment Advisor

                                        By: _______________________________

                                        Name: _____________________________

                                        Title: ____________________________

                                        GREENBERG FAMILY FUND, LLC

                                        __________________________________
                                        Name: Arnold Greenberg, Manager
                                        Date: June   , 1999

                                        ALLEN CAPITAL ARCHON PARTNERS L.P.

                                        By: Allen Capital Inc.

                                        By:_____________________________________
                                           Brad Roberts, President

                                        ALPINE SPECTRUM INVESTORS, LLC

                                        By:_____________________________________

                                        By:_____________________________________

                                        PRIMUS CAPITAL FUND IV LIMITED
                                        PARTNERSHIP

                                        By: Primus Venture Partners IV Limited
                                            Partnership, its General Partner

                                        By: Primus Venture Partners IV, Inc.,
                                            its General Partner

                                        By: _______________________________

                                        Name: _____________________________

                                        Title: ____________________________

                                        PRIMUS EXECUTIVE FUND LIMITED
                                        PARTNERSHIP

                                        By: Primus Venture Partners IV Limited
                                            Partnership, its General Partner

                                        By: Primus Venture Partners IV, Inc.,
                                            its General Partner

                                        By: _______________________________

                                        Name: _____________________________

                                        Title: ____________________________

                                        THE TRAVELERS INSURANCE COMPANY

                                        By: _______________________________

                                        Name: _____________________________

                                        Title: ____________________________

                                        Date: _______________________, 1999

                                        NATIONAL BROADICASTING COMPANY, INC.

                                        By: _______________________________

                                        Name: _____________________________

                                        Title: ____________________________

                                        Date: _______________________, 1999

                                        MS CUBED, LLC

                                        By: _______________________________

                                        Name: _____________________________

                                        Title: ____________________________

                                        Date: _______________________, 1999

                                        DRAKE & CO. FOR THE ACCOUNT OF
                                        CITIVENTURE III

                                        By: _______________________________

                                        Name: _____________________________

                                        MAMARONECK CAPITAL LLC

                                        By: _______________________________

                                        Name: _____________________________

                                        Title: ____________________________

                                        Date: _____________________________

WINSTON PARTNERS, L.P.

By: Chatterjee Fund Management, L.P.,
its general partner

   By:_______________________________

   Date:_____________________________

Address for notices:

c/o The Chatterjee Group
888 Seventh Avenue Suite 3000
New York, NY 10106


WINSTON PARTNERS II LLC

By: Chatterjee Advisors LLC, its Manager

   By:_______________________________

   Date:_____________________________


Address for notices:

c/o The Chatterjee Group
888 Seventh Avenue Suite 3000
New York, NY  10106


WINSTON PARTNERS II LDC

   By:_______________________________

   Date:_____________________________

Address for notices:

c/o Citco
Kaya Flamboyan 9
Willemstad, Curacao
Netherlands   Antilles


RAJ SANDHU

__________________________________

Date:_____________________________

Address for notices:

101 W. 67th Street Apt. #47D
New York, NY 10023


PETER HURWITZ

__________________________________

Date:_____________________________

Address for notices:

40 Half Moon Lane
Irvington, NY 10533


ADAM GRAEV

__________________________________

Date:_____________________________

Address for notices:

525 East 72nd Street Apt. #7B
New York, NY 10021


DILIP ADVANI

__________________________________

Date:_____________________________

Address for notices:

167 East 61st Street
Apt. 17D
New York, NY 10021

                                      CATTERTON-SIMON PARTNERS III, L.P.

                                      By: Catterton-Simon Managing Partner
                                          III, L.L.C., Its general partner


                                      By:_________________________________
                                         Name:  Craig H. Sakin
                                         Title: Authorized Person

                                      Date:_______________________________


                                      CHANNEL-WEBSTAKES, LLC

                                      By: Catterton Partners Management Company
                                          LLC, Its Managing Member

                                      By:_________________________________
                                         Name:  Craig H. Sakin
                                         Title: Authorized Person

                                      Date:_______________________________

                                        I WIN INVESTORS, LLC

                                        By:_____________________________

                                           Name: Robert Russell

                                           Title:

WPG SOFTWARE FUND, L.P.

By: Weiss Peck & Greer, LLC, Its
    General Partner

By:_____________________________
   Name:
   Title


WPG INSTITUTIONAL SOFTWARE FUND, L.P.

By: Weiss Peck & Greer, LLC, Its
    General Partner

By:_____________________________
   Name:
   Title


WPG NETWORKING FUND, L.P.

By: Weiss Peck & Greer, LLC, Its
    General Partner

By:_____________________________
   Name:
   Title


CA CAPITAL MANAGEMENT LTD.

By:_____________________________
   Name:
   Title: Its Attorney in Fact

                                  SCHEDULE 3.3

                              Share Ownership Table

      64,000 options to be issued to outside directors upon consummation of IPO

Webstakes.com
Current Common Stock Ownership table
June 11, 1999

                                   0/S Common         Stock Options        Warrants    Preferred    TOTAL
                                    # Shares      0/S     Vested 3/31/99   Convertible to Common    Common    Percent
                                    --------      ---     --------------   ---------------------    ------    -------
Common Stock Holders
Steven Krein                        1,470,000                                                     1,470,000    17.90%
Daniel Feldman                      1,470,000                                                     1,470,000    17.90%
Joseph Lamport                        588,000                                                       588,000     7.16%
Mark Biango                           392,784                                                       392,784     4.78%
Steve Sacks                            78,792                                                        78,792     0.96%
Stone Investments, Inc.-Loan 1**      999,600                                                       999,600    12.17%
Stone Investments, Inc.-Loan 2**      715,008                                                       715,008     8.70%

Preferred Stock Holders
Stone Preferred**                                                                        50,000   2,284,968    27.82%

                                                                                                                0.00%
                                                                                                         --     0.00%
                                                                                                         --     0.00%

Stock Option Information
2,450,000 available

                      Option Sub               493,385       46,725                                  46,725     0.57%

Allen & Co Warrants
Initial
*                                                                           168,350                 168,350     2.05%
                                                                                                         --     0.00%

---------------------------------------------------------------------------------------------------------------------
                        TOTAL       5,714,184  493,385       46,725         168,350      50,000   8,214,227   100.00%
=====================================================================================================================

* Additional 53,333 options will be issued subsequent to consummation of the private equity.
** Subsequent to consummation of the private equity, shares will be repurchased by the Company.

                                  SCHEDULE 3.4

      The Company owns a 6.25% interest in The Net's Best LLC and has the right to acquire an additional 5%.

                                  SCHEDULE 3.6

              CLASS A PREFERRED STOCKHOLDER AND WAIVER AND CONSENT

                CLASS A PREFERRED STOCKHOLDER WAIVER AND CONSENT

            In connection with this waiver and consent made by Stone Investments, Inc., ("Stone"), a Delaware corporation, reference is made to that certain stock purchase agreement (the "Stock Purchase Agreement") by and among Webstakes.com, Inc. ("Webstakes"), a Delaware corporation and the purchasers (the "Purchasers") listed on Exhibit A to the Stock purchase Agreement dated June 11, 1999 pursuant to which the Purchasers have agreed to purchase shares of newly issued Webstakes Class B Preferred Stock. Webstakes has amended its Certificate of Incorporation pursuant to a Certificate of Amendment ("Certificate of Amendment") which amendment created a new class of preferred stock, Class B Convertible Redeemable Preferred Stock (the "Class B Preferred Stock").

            As an inducement for the parties to enter into the Stock Purchase Agreement and to consummate the transactions contemplated thereby, Stone hereby represents and certifies as follows:

            Stone consents to Webstakes' issuance of the Class B Preferred Stock to the Purchasers pursuant to the terms of the Stock Purchase Agreement;

            Stone waives those rights contained in Section D.6(c) of the Certificate of Amendment.

            Stone waives those preemptive rights granted to it pursuant to the terms of Section D.7 of the Certificate of Amendment;

            Stone waives the occurrence of any and all events which would constitute an Events of Default as defined in Section D.9 of the Certificate of Amendment; and

            Stone understands, agrees with and acknowledges the reasonableness of the aforesaid waivers and consents, and agrees to take all reasonable actions necessary to effectuate the intents and purposes thereof.

                                           STONE INVESTMENTS, INC.


                                           By: /s/ Gary M. Goltz
                                               ---------------------------------
                                               Gary M. Goltz, Vice President

                                  SCHEDULE 3.9

      In May 1999, the Company ordered $680,000 of computer equipment which will be subject to a lease with Leasing Technologies International, Inc.

                                SCHEDULE 3.10(d)

      The Company hired Steven Caputo at an annual salary of $175,000.

                                SCHEDULE 3.10(f)

      The Company loaned $35,000 to its President, Dan Feldman pursuant to a five-year promissory note.

                                SCHEDULE 3.10(h)

See Schedule 3.9

                                SCHEDULE 3.10(I)

See Schedule 3.9.

                                  SCHEDULE 3.13

      In April 1999, the Company sold certain equipment to Leasing Technologies, International, Inc. ("LTI") for approximately $160,000 and simultaneously leased the equipment back from LTI.

                                  SCHEDULE 3.30

      1. The Company is party to a written loan agreement with Stone dated December 24, 1997 pursuant to which Stone loaned the Company the principal amount of $200,000.

      2. Stone Analytics, an affiliate of Stone, provides the Company with statistical analysis, modeling services and software development. With the exception of a one page letter between the parties dated January 5, 1999 (the "Letter"), there is no written agreement between the parties, and to date the Company has not made any payments for such services. Pursuant to an invoice dated June 11, 1999, Stone Analytics, Inc. billed the Company in the amount of $54,986 for consulting services and related expenses rendered pursuant to the Letter. The Company is in discussions with this entity regarding continuing their business relationship.

      3. Business Transaction Express, Inc., an affiliate of Stone Capital, Inc., provides the Company with data verification services. There is no written agreement between the parties, and to date the Company has not made any payments for such services. The Company is in discussions with this entity regarding continuing their business relationship.

      4. The Company is a shareholder of The Net's Best, a newspaper circular marketing company. Stone Investments, Inc. is a fifty percent shareholder of that entity. The Company and The Net's Best are parties to an agreement dated September 1998 which runs for a term of 15 months for which there is no termination provision other than the natural expiration of the agreement or a breach thereof.